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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                            Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2009 through December 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer AMT-Free
Municipal Fund

--------------------------------------------------------------------------------
Annual Report | December 31, 2009
--------------------------------------------------------------------------------



Ticker Symbols:
Class A   PBMFX
Class B   PBMUX
Class C   MNBCX
Class Y   PBYMX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              7
Prices and Distributions                                                       8
Performance Update                                                             9
Comparing Ongoing Fund Expenses                                               13
Schedule of Investments                                                       15
Financial Statements                                                          21
Notes to Financial Statements                                                 29
Report of Independent Registered Public Accounting Firm                       36
Approval of Investment Advisory Agreement                                     38
Trustees, Officers and Service Providers                                      42


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury



Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     3

Portfolio Management Discussion | 12/31/09

In the following interview, Lead Portfolio Manager David Eurkus outlines the investment environment for tax-free bonds during the Pioneer AMT-Free Municipal Fund's most recent fiscal year ended December 31, 2009, the Fund's performance, his investment strategy and his outlook going forward.

Q  How did the Fund perform during the 12 months ended December 31, 2009?

A For the 12 months ended December 31, 2009, Pioneer AMT-Free Municipal Fund's Class A shares produced a 24.01% return at net asset value, while the Fund's benchmark, the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index, returned 12.91%. Over the same period, the average return of the 248 funds in Lipper's General Municipal Debt category was 16.85%.

Q How would you describe the investing environment for tax-exempt bonds during the 12 months ended December 31, 2009?

A Coming into the period, the municipal bond market had been negatively affected by the great disruption in the financial markets that took place during much of 2008. In the face of a near-meltdown in the U.S. financial system, yields on municipal bonds had skyrocketed as liquidity dried up, new issuance came to a halt and many financial institutions and individuals indiscriminately sold municipal bonds, fleeing to the perceived safety of the Treasury market.

   During 2009, however, the municipal bond market staged a dramatic recovery, as market confidence and U.S. credit flows were gradually restored. In a major boost for municipals, we witnessed record inflows of $78 billion into the tax-exempt mutual fund market as investors began to seek higher tax-equivalent yields. Municipal bond prices rose steadily and their yields gradually approached more accustomed levels.

   Notable in the midst of the extraordinary turbulence for the financial markets over the past two years was the fact that the relationship between yields of 30-year, AAA-rated municipals as compared with Treasury bonds of similar maturity became skewed to an unprecedented degree. At the peak of the tumult for the markets in late 2008, long-term tax-exempt issues yielded as much as 225% to comparable Treasuries. In contrast, over the past 20 years, municipals, due to their tax-free status and very low historic default rate, have typically yielded approximately 90% as much as Treasuries. As of December 31, 2009, that ratio had declined back down to approximately 88%.


4     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

Q What was your overall strategy for the Fund during the 12 months ended December 31, 2009?

A Our principal investment strategy for the Fund is to purchase and hold discounted long-term municipal bonds, as these investments offer the highest yields in the tax-exempt marketplace. We also believe that longer-term issues offer the most attractive value over time.

   During the 12-month period, we continued to maintain a strong focus on portfolio quality. As of the close of the period on December 31, 2009, 22% of the Fund's portfolio was rated AAA or the equivalent, and 78% was rated A or better. In addition, the Fund was broadly diversified among a wide range of municipal bond sectors.

Q What were the most significant contributors to and detractors from the Fund's performance during the 12 months ended December 31, 2009?

A Because we were comfortable with the bond positions that had already been built into the Fund's portfolio -- and with the Fund's long-duration stance -- we did not make any significant purchases or sales over the 12-months period. As the tax-exempt market began to stage a dramatic recovery, our broadly diversified, long-duration stance contributed strongly to the Fund's significant outperformance of its benchmark and peers during the last fiscal year (Duration is a measure of a portfolio's sensitivity to changes in interest rates). At the same time, the Fund's holdings in California detracted somewhat from returns, as the state's weak economy, budgetary problems and the political impasse over efforts to balance the budget negatively affected the performance of many California-based municipal issues.

Q  What is your outlook?

A We believe that the U.S. economy will continue to grow, albeit at a slow rate. Inflation seems to be under control, and based on its regular series of statements, the Federal Reserve Board will most likely refrain from raising short-term interest rates for the next several months.

   We remain optimistic regarding the prospects for the tax-exempt market, as municipal yields continue to look attractive on a tax-equivalent basis compared with Treasuries. In addition, the introduction of the Build America Bonds program (as part of the large Federal stimulus package), which allows state and local governments to obtain subsidized financing in the taxable market, should make existing municipal bonds more attractive by reducing their supply over the next several years. And given the budgetary difficulties in various parts of the country, many states, as well as the Federal government, are proposing new or increased taxes, which should lend additional value to tax-exempt instruments. Perhaps most important when looking over the longer term, national demographic trends have favored the


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     5
   municipal market, as the baby-boom generation gradually shifts from seeking capital appreciation through equities to a search for dependable tax-free income in retirement, through the holding of municipal investments.

   The Fund will continue to hold select long-term tax-exempt bonds that we believe have the strongest opportunity to perform well, and will seek to avoid municipals that could falter due to budgetary problems on the part of their issuers. The Fund will also continue to look for opportunities to lock in attractive yields from high-quality tax-free bonds. We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for appropriate long-term investors seeking high income free from Federal taxes.

Please refer to the Schedule of Investments on pages 15-20 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is not guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


6     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

Portfolio Summary | 12/31/09

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                     22.3%
AA                                      32.9%
A                                       23.5%
BBB                                     20.4%
BB & Lower                               0.9%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Insured                                 44.7%
Health                                  19.7%
Various Revenues                        10.8%
Power                                    6.3%
Water & Sewer                            6.0%
Escrowed                                 3.4%
Housing                                  3.0%
Special Revenues                         2.6%
Education                                1.9%
General Obligation                       1.1%
Transportation                           0.5%


10 Largest Holdings*
---------------------------------------------------------------------------------------------
(As a percentage of total long-term holdings)
    1.    Indianapolis State Development Finance Authority, 5.6%, 12/1/32               3.49%
---------------------------------------------------------------------------------------------
    2.    California Statewide Communities Development Authority, 5.0%, 8/15/47         3.25
---------------------------------------------------------------------------------------------
    3.    California State, 4.25%, 8/1/33                                               2.86
---------------------------------------------------------------------------------------------
    4.    Piedmont Municipal Power Agency, 5.25%, 1/1/21                                2.84
---------------------------------------------------------------------------------------------
    5.    Dallas County Texas Utilities & Reclamation, 5.375%, 2/15/29                  2.80
---------------------------------------------------------------------------------------------
    6.    Massachusetts State Housing Finance Agency, 5.4%, 12/1/28                     2.65
---------------------------------------------------------------------------------------------
    7.    North Carolina Eastern Municipal Power, 6.0%, 1/1/22                          2.61
---------------------------------------------------------------------------------------------
    8.    Public Authority For Colorado Energy, 6.5%, 11/15/38                          2.54
---------------------------------------------------------------------------------------------
    9.    New Jersey Transportation, 0.0%, 12/15/27                                     2.25
---------------------------------------------------------------------------------------------
   10.    King County Washington Public Hospital, 5.25%, 12/1/37                        2.11
---------------------------------------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     7

Prices and Distributions | 12/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class           12/31/09           12/31/08
--------------------------------------------------------------------------------
       A              $ 12.86            $ 10.90
--------------------------------------------------------------------------------
       B              $ 12.78            $ 10.83
--------------------------------------------------------------------------------
       C              $ 12.77            $ 10.83
--------------------------------------------------------------------------------
       Y              $ 12.84            $ 10.89
--------------------------------------------------------------------------------

Distributions per Share: 1/1/09-12/31/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A              $ 0.6070            $ --              $ 0.0048
--------------------------------------------------------------------------------
       B              $ 0.4972            $ --              $ 0.0048
--------------------------------------------------------------------------------
       C              $ 0.5036            $ --              $ 0.0048
--------------------------------------------------------------------------------
       Y              $ 0.6349            $ --              $ 0.0048
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts shown on pages 9-12.


8     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

Performance Update | 12/31/09                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund at public offering price, compared to that of the Barclays Capital Municipal Bond Index.


 Average Annual Total Returns
 (As of December 31, 2009)
--------------------------------------------------------------------------------
                                    Net Asset       Public Offering
 Period                             Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                            5.61%           5.12%
 5 Years                             3.37            2.42
 1 Year                             24.01           18.46
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2009)
--------------------------------------------------------------------------------
                                    Gross           Net
--------------------------------------------------------------------------------
                                     0.88%           0.82%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                    Barclays Capital
                        Pioneer AMT-Free             Municipal Bond
                         Municipal Fund                 Index
                         --------------                 -----
12/99                         9,550                      10,000
                             10,861                      11,168
12/01                        11,395                      11,741
                             12,531                      12,869
12/03                        13,240                      13,552
                             13,962                      14,160
12/05                        14,633                      14,657
                             15,394                      15,367
12/07                        15,609                      15,883
                             13,291                      15,490
12/09                        16,482                      17,491


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor fund, Safeco Municipal Bond Fund, on December 10, 2004. The performance of Class A shares of the Fund includes the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

The net expense ratio reflects the contractual expense limitation currently in effect through 5/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     9

Performance Update | 12/31/09                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.


 Average Annual Total Returns
 (As of December 31, 2009)
--------------------------------------------------------------------------------
                                           If             If
 Period                                   Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                  4.76%           4.76%
 5 Years                                   2.51            2.51
 1 Year                                   22.97           18.97
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2009)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                           1.72%           1.72%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                    Barclays Capital
                        Pioneer AMT-Free             Municipal Bond
                         Municipal Fund                 Index
                         --------------                 -----
12/99                         10,000                     10,000
                              11,286                     11,168
12/01                         11,753                     11,741
                              12,817                     12,869
12/03                         13,450                     13,552
                              14,066                     14,160
12/05                         14,630                     14,657
                              15,268                     15,367
12/07                         15,338                     15,883
                              12,946                     15,490
12/09                         15,919                     17,491


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor fund, Safeco Municipal Bond Fund, on December 10, 2004. The performance of Class B shares of the Fund includes the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

The net expense ratio reflects the contractual expense limitation currently in effect through 5/1/11 for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

Performance Update | 12/31/09                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.


 Average Annual Total Returns
 (As of December 31, 2009)
--------------------------------------------------------------------------------
                                          If             If
 Period                                   Held           Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (10/1/2003)                               2.98%           2.98%
 5 Years                                   2.54            2.54
 1 Year                                   22.93           22.93
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2009)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                           1.65%           1.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                    Barclays Capital
                        Pioneer AMT-Free             Municipal Bond
                         Municipal Fund                 Index
                         --------------                 -----
10/03                         10,000                     10,000
12/03                         10,210                     10,188
                              10,663                     10,644
12/05                         11,065                     11,018
                              11,566                     11,552
12/07                         11,643                     11,940
                               9,831                     11,645
12/09                         12,086                     13,148


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor fund, Safeco Municipal Bond Fund, on December 10, 2004. The performance of Class C shares of the Fund includes the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The net expense ratio reflects the contractual expense limitation currently in effect through 5/1/11 for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     11

Performance Update | 12/31/09                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.


 Average Annual Total Returns
 (As of December 31, 2009)
--------------------------------------------------------------------------------
                                          If             If
 Period                                   Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                  5.70%           5.70%
 5 Years                                   3.54            3.54
 1 Year                                   24.22           24.22
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2009)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                           0.58%           0.58%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                    Barclays Capital
                        Pioneer AMT-Free             Municipal Bond
                         Municipal Fund                 Index
                         --------------                 -----
12/99                         10,000                     10,000
                              11,375                     11,168
12/01                         11,934                     11,741
                              13,124                     12,869
12/03                         13,867                     13,552
                              14,623                     14,160
12/05                         15,325                     14,657
                              16,128                     15,367
12/07                         16,397                     15,883
                              14,009                     15,490
12/09                         17,402                     17,491


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares on November 10, 2006, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to its inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco Municipal Bond Fund on December 10, 2004. The performance of Class Y shares of the Fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has not been restated to reflect differences in expenses, including 12b-1 fees applicable to Class A shares. If all the expenses of the Fund were reflected, the performance would be lower.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from July 1, 2009 through December 31, 2009.

---------------------------------------------------------------------------------------
 Share Class                  A                B                C                Y
---------------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/09
---------------------------------------------------------------------------------------
 Ending Account          $ 1,096.17       $ 1,091.90       $ 1,092.23       $ 1,097.54
 Value on 12/31/09
---------------------------------------------------------------------------------------
 Expenses Paid           $     4.33       $     9.02       $     8.65       $     3.07
 During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.71%, 1.64% and 0.58%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2009 through December 31, 2009.


---------------------------------------------------------------------------------------
 Share Class                  A                B                C                Y
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/1/09
---------------------------------------------------------------------------------------
 Ending Account          $ 1,021.07       $ 1,016.59       $ 1,016.94       $ 1,022.28
 Value on 12/31/09
---------------------------------------------------------------------------------------
 Expenses Paid           $     4.18       $     8.69       $     8.34       $     2.96
 During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.71%, 1.64% and 0.58%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


14     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

Schedule of Investments | 12/31/09


---------------------------------------------------------------------------------------------------
               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                           Value
---------------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 99.2%
                             Alabama -- 1.4%
 $ 5,000,000          NR/NR  Alabama Drinking Water Finance Authority,
                             4.0%, 8/15/28                                            $  4,516,700
   3,000,000          A+/A3  Birmingham Alabama Waterworks & Sewer,
                             4.375%, 1/1/32                                              2,777,940
                                                                                      ------------
                                                                                      $  7,294,640
---------------------------------------------------------------------------------------------------
                             Arizona -- 3.4%
   6,300,000         AA-/A1  Arizona Board Regents Certificates Partnerships,
                             4.0%, 6/1/31                                             $  5,477,346
   6,000,000          A+/NR  Arizona Health Facilities Authority Revenue,
                             5.5%, 1/1/38                                                6,042,420
   7,155,000         AA/Aa3  Maricopa County Arizona High School District,
                             3.5%, 7/1/25                                                6,592,474
                                                                                      ------------
                                                                                      $ 18,112,240
---------------------------------------------------------------------------------------------------
                             California -- 26.3%
   4,000,000           A/A2  Alameda Corridor Transportation Authority,
                             4.75%, 10/1/25                                           $  4,007,720
   3,500,000           A/A3  Alameda County California Redevelopment Agency,
                             4.375%, 8/1/30                                              2,909,795
   5,000,000           A/A3  Anaheim California Public Financing Authority Lease,
                             4.25%, 9/1/35                                               4,247,950
   2,000,000           A/NR  California Health Facilities Financing Authority,
                             5.0%, 3/1/33                                                1,837,880
   2,000,000           A/A2  California Health Facilities, 5.625%, 7/1/32                2,024,020
   4,000,000      BBB-/Baa2  California Municipal Finance Agency, 5.25%, 2/1/37          3,466,640
  19,000,000         A/Baa1  California State, 4.25%, 8/1/33                            15,136,540
  10,000,000         AA-/A1  California Statewide, 5.75%, 7/1/47                        10,293,000
  20,955,000      BBB+/Baa2  California Statewide Communities Development
                             Authority, 5.0%, 8/15/47                                   17,181,424
   4,000,000           A/NR  California Statewide Communities Development
                             Authority, 5.75%, 8/15/38                                   3,901,080
  10,000,000         A+/Aa3  California Statewide Community, 5.25%, 11/15/48             9,366,600
   9,000,000        AAA/Aaa  Foothills/Eastern Corridor, 0.0%, 1/1/26                    4,563,450
   2,100,000         AA-/WR  Fresno Joint Powers Financing Authority Lease Revenue,
                             4.75%, 9/1/28                                               2,102,604
   2,500,000      BBB+/Baa2  Inglewood California Redevelopment Agency Tax
                             Allocation, 4.75%, 5/1/38                                   1,897,425
   2,500,000        AA-/Aa3  Los Angeles County Unified School District,
                             4.25%, 1/1/28                                               2,287,500
   3,000,000           A/A2  Long Beach California Finance Authority,
                             5.5%, 11/15/37                                              2,840,520
   3,000,000          NR/WR  Los Angeles County California Certificates of
                             Participation, 4.75%, 3/1/23                                2,855,760


The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     15

---------------------------------------------------------------------------------------------------
              S&P/Moody's
Principal     Ratings
Amount        (unaudited)                                                           Value
---------------------------------------------------------------------------------------------------
                            California -- (continued)
 $ 3,000,000         A+/NR  Los Angeles County Sanitation Districts Financing
                            Authority Revenue, 4.5%, 10/1/35                         $  2,668,560
   4,000,000         A-/NR  Madera California Irrigation District Water Revenue,
                            5.5%, 1/1/33                                                4,096,120
   3,680,000       A+/Baa1  Madera California Public, 4.375%, 3/1/31                    3,301,622
   3,000,000       AAA/Aa3  Modesto California Wastewater Revenue,
                            4.25%, 11/1/36                                              2,546,190
   1,785,000       AAA/Aa3  Oakland California Unified School District,
                            4.375%, 8/1/31                                              1,572,460
   1,600,000         A+/WR  Oxnard California School District, 4.375%, 8/1/33           1,432,544
   7,000,000         A-/NR  Pittsburg California Redevelopment Agency,
                            6.5%, 9/1/28                                                7,627,830
   3,815,000         A-/NR  Pittsburg California Redevelopment Agency,
                            4.25%, 9/1/34                                               2,876,243
   2,180,000        A/Baa1  Pomona Unified School District, 6.55%, 8/1/29               2,553,565
   2,095,000       BBB+/NR  Redding California Redevelopment, 4.5%, 9/1/26              1,764,660
   1,500,000       BBB+/NR  Redding California Redevelopment, 5.0%, 9/1/36              1,261,395
   3,000,000        A-/Aaa  Rialto California Redevelopment Agency Tax Allocation,
                            6.25%, 9/1/37                                               2,984,070
   1,500,000         A+/A3  San Bernardino County California Certificates of
                            Participation, 5.5%, 8/1/24                                 1,500,015
   2,500,000          A/A1  San Francisco California City & County Apartments
                            Community International Airport, 4.5%, 5/1/32               2,298,100
  10,865,000          A/A3  San Jose California Redevelopment Agency Tax,
                            4.9%, 8/1/33                                                9,540,448
   1,500,000          A/A2  Santa Cruz County California, Redevelopment Agency
                            Tax Allocation, 6.625%, 9/1/29                              1,605,330
                                                                                     ------------
                                                                                     $140,549,060
---------------------------------------------------------------------------------------------------
                            Colorado -- 5.2%
   6,555,000         A-/A3  Colorado Springs Colorado Hospital Revenue,
                            6.375%, 12/15/30                                         $  6,683,216
   8,220,000       AAA/Aa3  Colorado Water & Power Development Authority,
                            4.375%, 8/1/35                                              7,696,633
  12,500,000          A/A2  Public Authority For Colorado Energy, 6.5%, 11/15/38       13,423,625
                                                                                     ------------
                                                                                     $ 27,803,474
---------------------------------------------------------------------------------------------------
                            District of Columbia -- 1.2%
   8,000,000         NR/A2  District of Columbia, 4.25%, 6/1/37                      $  6,447,680
                                                                                     ------------
                                                                                     $  6,447,680
---------------------------------------------------------------------------------------------------
                            Florida -- 4.3%
   2,000,000         A-/A3  Brevard County Florida Health, 5.0%, 4/1/34              $  1,802,520
   2,500,000         A-/A2  County of Miami-Dade, 5.5%, 10/1/41                         2,537,475
   8,000,000        AA/Aa1  Escambia County Florida Health Facilities,
                            5.25%, 11/15/32                                             8,119,760

The accompanying notes are an integral part of these financial statements.

16     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

---------------------------------------------------------------------------------------------------
              S&P/Moody's
Principal     Ratings
Amount        (unaudited)                                                           Value
---------------------------------------------------------------------------------------------------
                            Florida -- (continued)
 $ 1,000,000        AA+/NR  Florida State Department Children and Families
                            Certificates, 5.0%, 10/1/25                              $  1,019,430
   1,000,000         NR/A3  Hillsborough County Florida, 5.25%, 10/1/24                 1,002,270
   7,500,000       NR/Baa2  Tallahassee Florida Health, 6.375%, 12/1/30                 7,528,200
   1,000,000        A/Baa1  Village Center Community Development Florida,
                            5.0%, 11/1/32                                                 808,500
                                                                                     ------------
                                                                                     $ 22,818,155
---------------------------------------------------------------------------------------------------
                            Georgia -- 0.9%
   5,000,000          A/A2  Main Street Natural Gas, Inc., Georgia, 5.5%, 9/15/28    $  4,907,950
                                                                                     ------------
                                                                                     $  4,907,950
---------------------------------------------------------------------------------------------------
                            Illinois -- 4.0%
   2,500,000       NR/Baa2  Illinois Finance Authority, 6.5%, 4/1/39                 $  2,495,775
   2,000,000        AAA/NR  Illinois Finance Authority, 6.0%, 8/15/25                   2,085,900
  10,000,000        AAA/A3  Metropolitan Pier & Expo, 5.25%, 6/15/42                   10,094,000
   5,000,000      AAA/#Aaa  Metropolitan Pier & Expo, 7.0%, 7/1/26                      6,699,250
                                                                                     ------------
                                                                                     $ 21,374,925
---------------------------------------------------------------------------------------------------
                            Indiana -- 4.7%
   2,000,000        AA/Aa2  Indiana Bond Bank, 5.5%, 2/1/29                          $  2,129,280
   5,000,000         A+/A2  Indiana Health & Educational Facilities Authority,
                            4.75%, 2/15/34                                              4,369,300
  19,000,000     BBB+/Baa1  Indianapolis State Development Finance Authority,
                            5.6%, 12/1/32                                              18,501,820
                                                                                     ------------
                                                                                     $ 25,000,400
---------------------------------------------------------------------------------------------------
                            Kentucky -- 0.1%
     435,000       NR/Baa1  Kentucky Economic Development Finance,
                            6.625%, 10/1/28                                          $    442,965
                                                                                     ------------
                                                                                     $    442,965
---------------------------------------------------------------------------------------------------
                            Louisiana -- 0.9%
   5,000,000        AA/Aa2  Louisiana State Gas & Fuels Tax, 4.5%, 5/1/41            $  4,750,150
                                                                                     ------------
                                                                                     $  4,750,150
---------------------------------------------------------------------------------------------------
                            Massachusetts -- 4.7%
  14,675,000        A/Baa1  Massachusetts State Housing Finance Agency,
                            5.4%, 12/1/28                                            $ 14,023,137
   5,000,000       AA+/Aa2  Massachusetts State Water Authority, 4.0%, 8/1/46           4,183,000
   7,330,000       AAA/Aaa  Massachusetts Water Pollution Abatement Revenue,
                            3.5%, 8/1/26                                                7,131,577
                                                                                     ------------
                                                                                     $ 25,337,714
---------------------------------------------------------------------------------------------------
                            Maryland -- 0.4%
   2,000,000       BBB+/A3  Maryland Economic Development Corp., 6.2%, 1/9/22        $  2,277,120
                                                                                     ------------
                                                                                     $  2,277,120
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     17

---------------------------------------------------------------------------------------------------
              S&P/Moody's
Principal     Ratings
Amount        (unaudited)                                                            Value
---------------------------------------------------------------------------------------------------
                            Michigan -- 1.6%
 $ 3,000,000       AAA/Aa3  Detroit Michigan Sewer District, 6.25%, 7/1/36            $  3,240,810
   5,000,000        AA/Aa1  Michigan State Hospital Finance Authority, 5.5%, 11/15       5,140,550
                                                                                      ------------
                                                                                      $  8,381,360
---------------------------------------------------------------------------------------------------
                            Montana -- 0.5%
   2,785,000       A-/Baa1  Forsyth Montana Pollution Control Revenue,
                            5.0%, 3/1/31                                              $  2,648,646
                                                                                      ------------
                                                                                      $  2,648,646
---------------------------------------------------------------------------------------------------
                            North Carolina -- 2.6%
  12,000,000       A-/Baa1  North Carolina Eastern Municipal Power, 6.0%, 1/1/22      $ 13,799,520
                                                                                      ------------
                                                                                      $ 13,799,520
---------------------------------------------------------------------------------------------------
                            North Dakota -- 0.6%
   3,000,000         NR/WR  Grand Forks North Dakota Health Care Systems,
                            7.125%, 8/15/24                                           $  3,154,860
                                                                                      ------------
                                                                                      $  3,154,860
---------------------------------------------------------------------------------------------------
                            New Jersey -- 2.8%
  30,000,000       AAA/Aa1  New Jersey Transportation, 0.0%, 12/15/27                 $ 11,934,600
   4,500,000      BBB/Baa3  Tobacco Settlement Financing Corp., 5.0%, 6/1/41             3,100,095
                                                                                      ------------
                                                                                      $ 15,034,695
---------------------------------------------------------------------------------------------------
                            Nevada -- 0.8%
   5,000,000         A-/A3  Reno Nevada Hospital Revenue, 5.25%, 6/1/41               $  4,491,700
                                                                                      ------------
                                                                                      $  4,491,700
---------------------------------------------------------------------------------------------------
                            New York -- 3.9%
   2,000,000         A-/A3  Long Island Power Authority, 5.75%, 4/1/39                $  2,152,800
  10,000,000       AAA/Aa2  New York City Municipal Finance Water & Sewer Systems
                            Revenue, 4.25%, 6/15/39                                      9,274,000
   1,295,000        AA-/A1  New York State Dormitory Authority Revenue,
                            7.5%, 5/15/11                                                1,408,714
   5,250,000        AA-/A1  New York State Dormitory Authority Revenue,
                            7.5%, 5/15/13                                                6,185,393
   1,500,000       AA-/Aa3  Port Authority of NY & NJ, Ninety Third Series,
                            6.125%, 6/1/94                                               1,756,425
                                                                                      ------------
                                                                                      $ 20,777,332
---------------------------------------------------------------------------------------------------
                            Ohio -- 0.8%
   5,000,000      BBB/Baa3  Buckeye Tobacco Settlement, 5.75%, 6/1/34                 $  4,098,000
                                                                                      ------------
                                                                                      $  4,098,000
---------------------------------------------------------------------------------------------------
                            Oklahoma -- 1.1%
   5,590,000        A/Baa1  McGee Creek Authority Water Revenue, 6.0%, 1/1/23         $  6,020,486
                                                                                      ------------
                                                                                      $  6,020,486
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

---------------------------------------------------------------------------------------------------
               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                           Value
---------------------------------------------------------------------------------------------------
                             Pennsylvania -- 4.3%
 $10,000,000         A/Baa1  Lehigh County Pennsylvania Industrial Development
                             Authority Pollution Control, 4.75%, 2/15/27              $  9,861,200
   5,000,000      BBB+/Baa1  Northampton County Pennsylvania General Purpose
                             Authority Revenue, 5.5%, 8/15/40                            4,758,500
   6,000,000         AA/Aa2  Philadelphia Pennsylvania Hospital, 4.5%, 7/1/37            5,512,320
   3,000,000           A/A3  Southeastern Pennsylvania Transportation Authority,
                             4.75%, 3/1/29                                               3,001,440
                                                                                      ------------
                                                                                      $ 23,133,460
---------------------------------------------------------------------------------------------------
                             Puerto Rico -- 0.9%
   5,000,000        AA-/Aa3  Puerto Rico Sales Tax Financing, 5.25%, 8/1/57           $  4,965,100
                                                                                      ------------
                                                                                      $  4,965,100
---------------------------------------------------------------------------------------------------
                             South Carolina -- 3.7%
  15,000,000        A-/Baa1  Piedmont Municipal Power Agency, 5.25%, 1/1/21           $ 15,031,350
   5,000,000        AAA/Aa3  Scago Educational Facilities Corp For School Project,
                             4.375%, 12/1/31                                             4,668,650
                                                                                      ------------
                                                                                      $ 19,700,000
---------------------------------------------------------------------------------------------------
                             Tennessee -- 0.8%
  10,000,000          NR/NR  Sumner County Tennessee Health Educational,
                             5.5%, 11/1/46                                            $  4,073,000
                                                                                      ------------
                                                                                      $  4,073,000
---------------------------------------------------------------------------------------------------
                             Texas -- 3.5%
   4,475,000        AAA/Aaa  Crowley Texas Independent School District,
                             3.5%, 8/1/36                                             $  3,706,195
  15,000,000      BBB+/Baa3  Dallas County Texas Utilities & Reclamation,
                             5.375%, 2/15/29                                            14,831,250
                                                                                      ------------
                                                                                      $ 18,537,445
---------------------------------------------------------------------------------------------------
                             Virginia -- 3.8%
   5,000,000         A/Baa1  Chesapeake Bay Bridge and Tunnel Common Virginia
                             Revenue, 5.5%, 7/1/25                                    $  5,295,200
   9,490,000       BBB/Baa3  Tobacco Settlement Financing Corp., 5.0%, 6/1/47            6,492,963
   7,500,000      BBB+/Baa1  Washington County Industrial, 7.75%, 7/1/38                 8,559,450
                                                                                      ------------
                                                                                      $ 20,347,613
---------------------------------------------------------------------------------------------------
                             Washington -- 9.0%
   5,755,000          A-/WR  Centralia Washington Electric Revenue, 4.25%, 12/1/26    $  5,532,915
  10,000,000          AA/NR  FYI Properties, 5.5%, 6/1/39                               10,509,400
  10,850,000         AAA/NR  King County Washington Housing Authority, 5.5%,
                             5/1/38                                                     11,154,777
   4,000,000         AA-/A1  King County Washington Public Hospital,
                             5.25%, 12/1/37                                              4,123,280
   2,939,000         AA+/NR  Seattle Washington Housing Authority, 6.6%, 8/20/38         2,993,636
   6,290,000          NR/NR  Vancouver Washington Housing Authority,
                             5.65%, 3/1/31                                               4,986,020

The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     19

----------------------------------------------------------------------------------------------
               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                      Value
----------------------------------------------------------------------------------------------
                             Washington -- (continued)
 $ 3,450,000         NR/Aaa  Washington State Housing Finance, 5.45%, 12/1/33    $  3,618,220
   5,000,000        AAA/Aa2  Washington State Health Care Facilities,
                             5.25%, 10/1/33                                         5,110,650
                                                                                 ------------
                                                                                 $ 48,028,898
----------------------------------------------------------------------------------------------
                             Wisconsin -- 1.0%
   5,185,000          NR/A3  Wisconsin State Health & Educational Facilities
                             Authority, 5.6%, 2/15/29                            $  5,124,698
                                                                                 ------------
                                                                                 $  5,124,698
----------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $527,392,777)                                 $529,433,286
----------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 99.2%
                             (Cost $527,392,777) (a)                             $529,433,286
----------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- 0.8%                $  4,388,019
----------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                          $533,821,307
==============================================================================================

NR   Not rated by either S&P or Moody's.

WR   Withdrawn Rating.

(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $524,767,365 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $27,389,325
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (22,723,404)
                                                                                   -----------
       Net unrealized gain                                                         $ 4,665,921
                                                                                   ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $83,357,933 and $82,950,909, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets:


--------------------------------------------------------------------------------
                     Level 1      Level 2           Level 3      Total
--------------------------------------------------------------------------------
Municipal Bonds         $--      $529,433,286          $--      $529,433,286
--------------------------------------------------------------------------------
Total                   $--      $529,433,286          $--      $529,433,286
================================================================================

The accompanying notes are an integral part of these financial statements.

20     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

Statement of Assets and Liabilities | 12/31/09


ASSETS:
  Investment in securities, at value (cost $527,392,777)           $529,433,286
  Receivables --
   Fund shares sold                                                     546,921
   Interest                                                           7,972,044
   Due from Pioneer Investment Management, Inc.                             574
  Other                                                                  59,199
--------------------------------------------------------------------------------
     Total assets                                                  $538,012,024
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                         $  3,128,871
   Dividends                                                            795,601
  Due to bank                                                           151,504
  Due to affiliates                                                      39,688
  Accrued expenses                                                       75,053
--------------------------------------------------------------------------------
     Total liabilities                                             $  4,190,717
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                  $537,489,488
  Undistributed net investment income                                 3,069,261
  Accumulated net realized loss on investments                       (8,777,951)
  Net unrealized gain on investments                                  2,040,509
--------------------------------------------------------------------------------
     Total net assets                                              $533,821,307
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $479,598,730/37,280,100 shares)                $      12.86
  Class B (based on $5,837,611/456,807 shares)                     $      12.78
  Class C (based on $26,422,430/2,069,577 shares)                  $      12.77
  Class Y (based on $21,962,536/1,710,541 shares)                  $      12.84
MAXIMUM OFFERING PRICE:
  Class A ($12.86 [divided by] 95.50%)                             $      13.47
================================================================================


The accompanying notes are an integral part of these financial statements.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     21

Statement of Operations

For the Year Ended 12/31/09

------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest and other income                                 $28,089,743
------------------------------------------------------------------------------------------
     Total investment income                                                  $ 28,089,743
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $ 2,321,773
  Transfer agent fees
   Class A                                                      178,841
   Class B                                                        5,276
   Class C                                                        9,438
   Class Y                                                          492
  Distribution fees
   Class A                                                    1,098,576
   Class B                                                       59,864
   Class C                                                      216,361
  Shareholder communication expense                             104,080
  Administrative reimbursements                                 175,293
  Custodian fees                                                 11,810
  Registration fees                                              46,283
  Professional fees                                              99,303
  Printing expense                                               55,455
  Fees and expenses of nonaffiliated trustees                    17,260
  Miscellaneous                                                  55,100
------------------------------------------------------------------------------------------
     Total expenses                                                           $  4,455,205
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                (271,625)
------------------------------------------------------------------------------------------
     Net expenses                                                             $  4,183,580
------------------------------------------------------------------------------------------
       Net investment income                                                  $ 23,906,163
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                            $ (9,884,318)
------------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                                $ 86,797,248
------------------------------------------------------------------------------------------
  Net gain on investments                                                     $ 76,912,930
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                        $100,819,093
==========================================================================================


The accompanying notes are an integral part of these financial statements.

22     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

Statement of Changes in Net Assets

For the Years Ended 12/31/09 and 12/31/08, respectively


--------------------------------------------------------------------------------------------------
                                                                Year Ended          Year Ended
                                                                12/31/09            12/31/08
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $ 23,906,163        $  21,547,447
Net realized gain (loss) on investments                           (9,884,318)           4,005,583
Change in net unrealized gain (loss) on investments               86,797,248          (97,753,876)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                 $100,819,093        $ (72,200,846)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.61 and $0.59 per share, respectively)            $(21,744,438)       $ (19,564,148)
   Class B ($0.50 and $0.47 per share, respectively)                (245,171)            (237,225)
   Class C ($0.50 and $0.49 per share, respectively)                (888,890)            (571,813)
   Class Y ($0.63 and $0.63 per share, respectively)              (1,096,135)          (1,141,052)
Net realized gain:
   Class A ($0.01 and $0.07 per share, respectively)                (179,999)          (2,148,067)
   Class B ($0.01 and $0.07 per share, respectively)                  (2,201)             (33,564)
   Class C ($0.01 and $0.07 per share, respectively)                  (9,574)             (86,185)
   Class Y ($0.01 and $0.07 per share, respectively)                  (9,025)            (122,479)
--------------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $(24,175,433)       $ (23,904,533)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 56,636,262        $  62,854,641
Shares issued in reorganization                                   73,975,006                   --
Reinvestment of distributions                                     15,054,845           15,053,348
Cost of shares repurchased                                       (80,759,552)         (83,439,041)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                         $ 64,906,561        $  (5,531,052)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $141,550,221        $(101,636,431)
NET ASSETS:
Beginning of year                                                392,271,086          493,907,517
--------------------------------------------------------------------------------------------------
End of year                                                     $533,821,307        $ 392,271,086
--------------------------------------------------------------------------------------------------
Undistributed net investment income                             $  3,069,261        $   3,964,920
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.
               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     23

------------------------------------------------------------------------------------------------------------------------------------
                                                          '09 Shares          '09 Amount           '08 Shares           '08 Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                3,355,816         $ 40,839,914            3,666,507         $ 46,529,212
Reinvestment of distributions                              1,176,375           14,458,732            1,183,415           14,552,600
Shares issued in reorganization                            5,703,207           68,324,416                 --                   --
Less shares repurchased                                   (5,362,126)         (66,299,212)          (5,860,093)         (72,313,927)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                 4,873,272         $ 57,323,850           (1,010,171)        $(11,232,115)
====================================================================================================================================
Class B
Shares sold                                                   79,753         $    951,989              149,173         $  1,857,683
Reinvestment of distributions                                  8,871              107,840               10,028              122,813
Shares issued in reorganization                               65,510              779,574                 --                   --
Less shares repurchased                                     (185,481)          (2,273,278)            (173,390)          (2,147,850)
------------------------------------------------------------------------------------------------------------------------------------
   Net decrease                                              (31,347)        $   (433,875)             (14,189)        $   (167,354)
====================================================================================================================================
Class C
Shares sold                                                  612,081         $  7,427,598              745,034         $  9,301,426
Reinvestment of distributions                                 34,716              424,409               27,650              334,341
Shares issued in reorganization                              409,673            4,871,016                 --                   --
Less shares repurchased                                     (386,538)          (4,717,655)            (313,737)          (3,805,241)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase                                              669,932         $  8,005,368              458,947         $  5,830,526
====================================================================================================================================
Class Y
Shares sold                                                  599,149         $  7,416,761              406,862         $  5,166,320
Reinvestment of distributions                                  5,216               63,864                3,714               43,594
Less shares repurchased                                     (599,847)          (7,469,407)            (434,802)          (5,172,023)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                     4,518         $     11,218              (24,226)        $     37,891
====================================================================================================================================


The accompanying notes are an integral part of these financial statements.

24     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended    Year Ended      Year Ended    Year Ended    Year Ended
                                                               12/31/09      12/31/08        12/31/07      12/31/06      12/31/05
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $  10.90      $  13.50        $  14.11      $  14.13     $  14.38
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $   0.59      $   0.60        $   0.62      $   0.53     $   0.54
 Net realized and unrealized gain (loss) on investments              1.99         (2.54)          (0.42)         0.18         0.14
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $   2.58      $  (1.94)       $   0.20      $   0.71     $   0.68
Distributions to shareholders:
 Net investment income                                              (0.61)        (0.59)          (0.61)        (0.61)       (0.64)
 Net realized gain                                                  (0.01)        (0.07)          (0.20)        (0.12)       (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   1.96      $  (2.60)       $   (0.61)    $  (0.02)    $  (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  12.86      $  10.90        $  13.50      $  14.11     $  14.13
====================================================================================================================================
Total return*                                                       24.01%       (14.85)%          1.40%         5.20%        4.81%
Ratio of net expenses to average net assets+                         0.82%         0.82%           0.82%         0.86%        0.87%
Ratio of net investment income to average net assets+                4.94%         4.66%           4.45%         4.48%        4.42%
Portfolio turnover rate                                                18%           27%             18%            8%          12%
Net assets, end of period (in thousands)                         $479,599      $353,257        $451,219      $471,084     $ 16,033
Ratios with no waiver of fees by the Adviser and
 no reduction for fees paid indirectly:
 Net expenses                                                        0.88%         0.88%           0.85%         0.96%        1.16%
 Net investment income                                               4.88%         4.60%           4.42%         4.38%        4.13%
Ratios with waiver of fees by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                                        0.82%         0.82%           0.82%         0.86%        0.87%
 Net investment income                                               4.94%         4.66%           4.45%         4.48%        4.42%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charged were taken into account.
+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09    25

------------------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended     Year Ended      Year Ended    Year Ended    Year Ended
                                                                12/31/09       12/31/08        12/31/07      12/31/06      12/31/05
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                            $  10.83       $   13.41        $  14.03     $  14.07     $  14.34
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $   0.50       $    0.48        $   0.48     $   0.46     $   0.45
 Net realized and unrealized gain (loss) on investments             1.96           (2.52)          (0.41)        0.14         0.12
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $   2.46       $   (2.04)       $   0.07     $   0.60     $   0.57
Distributions to shareholders:
 Net investment income                                             (0.50)          (0.47)         (0.49)        (0.52)       (0.55)
 Net realized gain                                                 (0.01)          (0.07)         (0.20)        (0.12)       (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $   1.95       $   (2.58)      $  (0.62)     $  (0.04)    $  (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  12.78       $   10.83       $  13.41      $  14.03     $  14.07
====================================================================================================================================
Total return*                                                      22.97%        (15.60)%          0.46%         4.36%        4.02%
Ratio of net expenses to average net assets+                        1.71%          1.72%           1.72%         1.69%        1.41%
Ratio of net investment income to average net assets+               4.06%          3.76%           3.55%         3.62%        3.90%
Portfolio turnover rate                                               18%            27%             18%            8%          12%
Net assets, end of period (in thousands)                        $  5,838       $  5,286        $  6,737      $  6,228     $  2,369
Ratios with no waiver of fees by the Adviser and
 no reduction for fees paid indirectly:
 Net expenses                                                       1.71%          1.72%           1.78%         1.69%        1.68%
 Net investment income                                              4.06%          3.76%           3.49%         3.62%        3.63%
Ratios with waiver of fees by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                       1.71%          1.72%           1.72%         1.69%        1.41%
 Net investment income                                              4.06%          3.76%           3.55%         3.62%        3.90%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charged were taken into account.
+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

------------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended    Year Ended        Year Ended    Year Ended    Year Ended
                                                              12/31/09      12/31/08          12/31/07      12/31/06      12/31/05
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   10.83      $   13.42          $ 14.02      $  14.04     $  14.34
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                       $    0.47      $    0.45          $  0.45      $   0.44     $   0.44
 Net realized and unrealized gain (loss) on investments           1.98          (2.48)           (0.35)        0.18          0.09
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $    2.45      $   (2.03)         $  0.10      $   0.62     $   0.53
Distributions to shareholders:
 Net investment income                                           (0.50)         (0.49)           (0.50)        (0.52)       (0.54)
 Net realized gain                                               (0.01)         (0.07)           (0.20)        (0.12)       (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    1.94      $   (2.59)        $  (0.60)     $  (0.02)    $  (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   12.77      $   10.83         $  13.42      $  14.02     $  14.04
====================================================================================================================================
Total return*                                                    22.93%        (15.56%)           0.67%         4.52%        3.78%
Ratio of net expenses to average net assets+                      1.64%          1.65%            1.58%         1.65%        1.38%
Ratio of net investment income to average net assets+             4.08%          3.85%            3.66%         3.58%        3.87%
Portfolio turnover rate                                             18%            27%              18%            8%          12%
Net assets, end of period (in thousands)                     $  26,422      $  15,157         $ 12,620      $  5,891     $  1,183
Ratios assuming no waiver of fees and assumption
 of expenses by the Adviser and no reduction for
 fees paid indirectly:
 Net expenses                                                     1.64%          1.65%            1.58%         1.65%        1.63%
 Net investment income                                            4.08%          3.85%            3.66%         3.58%        3.62%
Ratios with waiver of fees by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                                     1.64%          1.65%            1.58%         1.65%        1.38%
 Net investment income                                            4.08%          3.85%            3.66%         3.58%        3.87%
====================================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charged were taken into account.
+  Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09    27

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year Ended    Year Ended        Year Ended     11/10/06 to
                                                                       12/31/09      12/31/08          12/31/07      12/31/06 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                   $  10.89      $   13.48         $  14.09        $  14.17
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                 $   0.63      $    0.62         $   0.67        $   0.09
 Net realized and unrealized gain (loss) on investments                   1.96           (2.51)           (0.44)          (0.06)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $   2.59      $   (1.89)        $   0.23        $   0.03
Distributions to shareholders:
 Net investment income                                                    (0.63)         (0.63)           (0.64)          (0.11)
 Net realized gain                                                        (0.01)         (0.07)           (0.20)             --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                            $   1.95      $   (2.59)        $  (0.61)       $  (0.08)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                        $  12.84      $   10.89         $  13.48        $  14.09
====================================================================================================================================
Total return*                                                             24.22%        (14.56)%           1.67%           0.21%(b)
Ratio of net expenses to average net assets+                               0.58%          0.58%            0.54%           0.60%**
Ratio of net investment income to average net assets+                      5.17%          4.90%            4.73%           4.49%**
Portfolio turnover rate                                                      18%            27%              18%              8%
Net assets, end of period (in thousands)                               $ 21,963      $  18,571         $ 23,331        $ 28,693
Ratios assuming no waiver of fees and assumption of
 expenses by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                              0.58%          0.58%            0.54%           0.60%**
 Net investment income                                                     5.17%          4.90%            4.73%           4.49%**
Ratios with waiver of fees by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                                              0.58%          0.58%            0.54%           0.60%**
 Net investment income                                                     5.17%          4.90%            4.73%           4.49%**
====================================================================================================================================

(a) Class Y Shares were first publicly offered November 10, 2006.
(b) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

28    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

Notes to Financial Statements | 12/31/09


1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) is one of three series of portfolios comprising Pioneer Series Trust II a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     29
reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At December 31, 2009 there were no securities that were valued using fair value methods. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Mutual funds are valued at net asset value.

   Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


30     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2009, the Fund had a net capital loss carryforward of $8,777,951, of which the following amounts will expire between 2015 and 2017 if not utilized; $332,580 in 2015, $128,677 in 2016 and $8,316,694 in 2017.

   At December 31, 2009, the Fund has reclassified $1,568,530 to decrease undistributed net investment income and $1,568,530 to decrease accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is desired to present the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:


--------------------------------------------------------------------------------
                                                        2009                2008
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                               $   323,596         $   232,704
   Tax-exempt income                              23,651,944          21,281,534
   Long-term capital gain                            199,893           2,390,295
--------------------------------------------------------------------------------
      Total                                      $24,175,433         $23,904,533
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2009:


--------------------------------------------------------------------------------
                                                                            2009
--------------------------------------------------------------------------------
   Undistributable earnings:
   Undistributed tax-exempt income                                  $   443,849
   Capital loss carryforward                                         (8,777,951)
   Unrealized appreciation                                            4,665,921
--------------------------------------------------------------------------------
      Total                                                         $(3,668,181)
================================================================================

   The difference between book basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     31

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned approximately $33,904 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2009.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


2. Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. For the year ended December 31, 2009, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.48% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82%, 1.72% and 1.72% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These limitations are in effect through May, 1, 2012 for Class A shares and through May 1, 2011 for Class B and Class C shares. There can be no assurance that PIM will extend the expense limit agreement for a class of shares beyond the date referred to above.


32     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,784 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.


3.Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2009, such out of pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $ 92,777
 Class B                                                                   3,120
 Class C                                                                   6,803
 Class Y                                                                   1,380
--------------------------------------------------------------------------------
    Total                                                               $104,080
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,734 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2009.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,170 in distribution fees payable to PFD at December 31, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     33
shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares.
Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2009, CDSCs in the amount of $52,274 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2009, the Fund's expenses were not reduced under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2009, the Fund had no borrowings under this agreement.


7. Reorganization Information

Pioneer AMT-Free CA Municipal Fund was reorganized into Pioneer AMT-Free Municipal Fund on June 12, 2009. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies. This tax-free reorganization was accomplished by exchanging the assets and stated liabilities of Pioneer AMT-Free CA Municipal Fund for shares of Pioneer AMT-Free Municipal Fund. Shareowners holding Class A, Class B, Class C, Class R and Class Y shares of Pioneer AMT-Free CA Municipal Fund received Class A, Class B, Class C, Class R and Class Y shares, respectively, of Pioneer AMT-Free Municipal Fund in the reorganization. The investment portfolio of Pioneer AMT-Free CA Municipal Fund, with a fair value of $72,747,025 and an identified cost of $84,821,239 at June 12, 2009, was the principal asset acquired by Pioneer AMT-Free Municipal Fund. For financial


34     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09
reporting purposes, assets received and shares issued by Pioneer AMT-Free Municipal Fund were recorded at fair value; however, the cost basis of the investments received from Pioneer AMT-Free CA Municipal Fund was carried forward to align ongoing reporting of Pioneer AMT-Free Municipal Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of that Closing Date:



--------------------------------------------------------------------------------------------------
                        Pioneer AMT-Free         Pioneer AMT-Free            Pioneer AMT-Free
                        Municipal Fund           CA Municipal Fund           Municipal Fund
                        (Pre-Reorganization)     (Pre-Reorganization)        (Post-Reorganization)
--------------------------------------------------------------------------------------------------
 Net Assets
 Class A                     $400,815,520        $ 68,324,416                $469,139,936
 Class B                     $  5,743,770        $    779,574                $ 6,523,344
 Class C                     $ 18,143,923        $  4,871,016                $23,014,939
 Class Y                     $ 19,582,373        $         --                $19,582,373
--------------------------------------------------------------------------------------------------
 Total Net Assets            $444,285,586        $ 73,975,006                $518,260,592
==================================================================================================
 Shares Outstanding
 Class A                       33,459,729           6,442,737                 39,162,936
 Class B                          482,564              73,910                    548,075
 Class C                        1,525,803             462,799                  1,935,477
 Class Y                        1,637,397                  --                  1,637,397
 Shares Issued in
  Reorganization
 Class A                                                                       5,703,207
 Class B                                                                          65,510
 Class C                                                                         409,673

--------------------------------------------------------------------------------------------------
                                                 Unrealized                  Accumulated
                                                 Depreciation On             Loss On
                                                 Closing Date                Closing Date
--------------------------------------------------------------------------------------------------
 Pioneer AMT-Free CA Municipal Fund              $(12,074,214)               $  (461,259)

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period for Pioneer AMT-Free Municipal Fund, Pioneer AMT-Free Municipal Fund's pro forma results of operations for the year ended December 31, 2009, are as follows:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Net investment income                                    $ 25,775,244
 Net gain on investments                                  $ 84,796,536
 Net increase in net assets resulting from operations     $110,571,780

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through February 22, 2010, and has determined that there were no subsequent events requiring recognition or disclosure.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     35

Report of Independent Registered Public Accounting Firm


To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer AMT-Free Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer AMT-Free Municipal Fund, one of the series comprising the Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AMT-Free Municipal Fund of the Pioneer Series Trust II at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP


Boston, Massachusetts
February 22, 2010

36     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short-term gains were 100.00% and 0.0%, respectively.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     37

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer AMT-Free Municipal Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.


38     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2009, in the fourth quintile of its Morningstar category for the three year period ended June 30, 2009, in the third quintile of its Morningstar category for the five year period ended June 30, 2009 and in the second quintile of its Morningstar category for the ten year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the reasons for the Fund's recent underperformance with PIM in view of the Fund's investment approach and the market conditions present during the relevant periods. The Trustees agreed that they would continue to monitor the performance of the Fund closely.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     39
breakpoints in the management fee schedule and the reduced fee rates above certain asset levels.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the


40     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09
level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     41

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 61 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


42     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held     Length of Service                                                         Other Directorships
Name and Age        with the Fund     and Term of Office          Principal Occupation During Past Five Years   Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.  Chairman of the   Trustee since 2004.         Deputy Chairman and a director of Pioneer     None
(83)*               Board, Trustee    Serves until a successor    Global Asset Management S.p.A. ("PGAM");
                    and President     trustee is elected or       Non-Executive Chairman and a director of
                                      earlier retirement or       Pioneer Investment Management USA Inc.
                                      removal.                    ("PIM-USA"); Chairman and a director of
                                                                  Pioneer; Chairman and Director of Pioneer
                                                                  Institutional Asset Management, Inc. (since
                                                                  2006); Director of Pioneer Alternative
                                                                  Investment Management Limited (Dublin);
                                                                  President and a director of Pioneer
                                                                  Alternative Investment Management (Bermuda)
                                                                  Limited and affiliated funds; Director of
                                                                  PIOGLOBAL Real Estate Investment Fund
                                                                  (Russia) (until June 2006); Director of
                                                                  Nano-C, Inc. (since 2003); Director of Cole
                                                                  Management Inc. (since 2004); Director of
                                                                  Fiduciary Counseling, Inc.; President and
                                                                  Director of Pioneer Funds Distributor, Inc.
                                                                  ("PFD") (until May 2006); President of all of
                                                                  the Pioneer Funds; and Of Counsel, Wilmer
                                                                  Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K.           Trustee and       Trustee since 2007.         Director, CEO and President of Pioneer        None(1)
Kingsbury (51)*     Executive         Serves until a successor    Investment Management USA Inc. (since
                    Vice President    trustee is elected or       February 2007); Director and President of
                                      earlier retirement or       Pioneer Investment Management, Inc. and
                                      removal.                    Pioneer Institutional Asset Management,
                                                                  Inc. (since February 2007); Executive Vice
                                                                  President of all of the Pioneer Funds
                                                                  (since March 2007); Director of Pioneer
                                                                  Global Asset Management S.p.A. (since
                                                                  April 2007); and Head of New Markets
                                                                  Division, Pioneer Global Asset Management
                                                                  S.p.A. (2000-2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09    43

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                         Other Directorships
Name and Age        with the Fund   and Term of Office         Principal Occupation During Past Five Years   Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)  Trustee         Trustee since 2005.        Managing Partner, Federal City Capital        Director of
                                    Serves until a successor   Advisors (corporate advisory services         Enterprise Community
                                    trustee is elected or      company) (1997 to 2004 and 2008 to            Investment, Inc.
                                    earlier retirement or      present); and Executive Vice President and    (privately held
                                    removal.                   Chief Financial Officer, I-trax, Inc.         affordable housing
                                                               (publicly traded health care services         finance company);
                                                               company) (2004 - 2007)                        and Director of
                                                                                                             Oxford Analytica,
                                                                                                             Inc. (privately held
                                                                                                             research and
                                                                                                             consulting
                                                                                                             company)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)   Trustee         Trustee since 2004.        President, Bush International, LLC            Director of Marriott
                                    Serves until a successor   (international financial advisory firm)       International,
                                    trustee is elected or                                                    Inc.; Director of
                                    earlier retirement or                                                    Discover Financial
                                    removal.                                                                 Services (credit card
                                                                                                             issuer and electronic
                                                                                                             payment services);
                                                                                                             Director of Briggs &
                                                                                                             Stratton Co. (engine
                                                                                                             manufacturer); Director
                                                                                                             of UAL Corporation
                                                                                                             (airline holding
                                                                                                             company); Director of
                                                                                                             Mantech International
                                                                                                             Corporation (national
                                                                                                             security, defense, and
                                                                                                             intelligence technology
                                                                                                             firm); and Member,
                                                                                                             Board of Governors,
                                                                                                             Investment Company
                                                                                                             Institute
------------------------------------------------------------------------------------------------------------------------------------

44    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held     Length of Service                                                         Other Directorships
Name and Age        with the Fund     and Term of Office          Principal Occupation During Past Five Years   Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M.         Trustee           Trustee since 2008.         Professor, Harvard University
Friedman (65)                         Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.       Trustee           Trustee since 2004.         Founding Director, Vice President and         None
Graham (62)                           Serves until a successor    Corporate Secretary, The Winthrop Group,
                                      trustee is elected or       Inc. (consulting firm); and Desautels
                                      earlier retirement or       Faculty of Management, McGill University
                                      removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna     Trustee           Trustee since 2006.         Chief Executive Officer, Quadriserv, Inc.     None
(59)                                  Serves until a successor    (technology products for securities
                                      trustee is elected or       lending industry) (2008 - present);
                                      earlier retirement or       Private investor (2004 - 2008); and Senior
                                      removal.                    Executive Vice President, The Bank of New
                                                                  York (financial and securities services)
                                                                  (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A.       Trustee           Trustee since 2004.         President and Chief Executive Officer,        Director of New
Piret (61)                            Serves until a successor    Newbury, Piret & Company, Inc. (investment    America High Income
                                      trustee is elected or       banking firm)                                 Fund, Inc.
                                      earlier retirement or                                                     (closed-end
                                      removal.                                                                  investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West     Trustee           Trustee since 2008.         Senior Counsel, Sullivan & Cromwell LLP       Director, The Swiss
(81)                                  Serves until a successor    (law firm)                                    Helvetia Fund, Inc.
                                      trustee is elected or                                                     (closed-end
                                      earlier retirement or                                                     investment company)
                                      removal.
------------------------------------------------------------------------------------------------------------------------------------


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09    45

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held     Length of Service                                                         Other Directorships
Name and Age        with the Fund     and Term of Office          Principal Occupation During Past Five Years   Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary         Since 2004. Serves at       Secretary of PIM-USA; Senior Vice             None
Bourassa (61)                         the discretion of the       President - Legal of Pioneer;
                                      Board.                      Secretary/Clerk of most of PIM-USA's
                                                                  subsidiaries; and Secretary of all of the
                                                                  Pioneer Funds since September 2003
                                                                  (Assistant Secretary from November 2000 to
                                                                  September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant         Since 2004. Serves at       Associate General Counsel of Pioneer since    None
Kelley (45)         Secretary         the discretion of the       January 2008 and Assistant Secretary of
                                      Board.                      all of the Pioneer Funds since September
                                                                  2003; Vice President and Senior Counsel of
                                                                  Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Treasurer         Since 2008. Serves at       Vice President - Fund Accounting,             None
(50)                                  the discretion of the       Administration and Controller- ship
                                      Board.                      Services of Pioneer; Treasurer of all of
                                                                  the Pioneer Funds since March 2008; Deputy
                                                                  Treasurer of Pioneer from March 2004 to
                                                                  February 2008; Assistant Treasurer of all
                                                                  of the Pioneer Funds from March 2004 to
                                                                  February 2008; and Treasurer and Senior
                                                                  Vice President, CDC IXIS Asset Management
                                                                  Services, from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant         Since 2004. Serves at       Assistant Vice President - Fund               None
(44)                Treasurer         the discretion of the       Accounting, Administration and
                                      Board.                      Controllership Services of Pioneer; and
                                                                  Assistant Treasurer of all of the Pioneer
                                                                  Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)  Assistant         Since 2004. Serves at       Fund Accounting Manager - Fund Accounting,    None
                    Treasurer         the discretion of the       Administration and Controllership Services
                                      Board.                      of Pioneer; and Assistant Treasurer of all
                                                                  of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

46    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held     Length of Service                                                         Other Directorships
Name and Age        with the Fund     and Term of Office          Principal Occupation During Past Five Years   Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson    Assistant         Since 2009. Serves at       Fund Administration Manager - Fund            None
(30)                Treasurer         the discretion of the       Accounting, Administration and
                                      Board.                      Controllership Services since November
                                                                  2008; Assistant Treasurer of all of the
                                                                  Pioneer Funds since January 2009; and
                                                                  Client Service Manager - Institutional
                                                                  Investor Services at State Street Bank
                                                                  from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm   Chief Compliance  Since 2007. Serves at       Chief Compliance Officer of Pioneer since     None
(50)                Officer           the discretion of the       December 2006 and of all the Pioneer Funds
                                      Board.                      since January 2007; Vice President and
                                                                  Compliance Officer, MFS Investment
                                                                  Management (August 2005 to December 2006);
                                                                  Consultant, Fidelity Investments (February
                                                                  2005 to July 2005); and Independent
                                                                  Consultant (July 1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------


                Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09    47

                           This page for your notes.

48     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

                           This page for your notes.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     49

                           This page for your notes.

50     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

                           This page for your notes.

               Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09     51

                           This page for your notes.

52     Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------
                       Pioneer Growth
                       Opportunities Fund
--------------------------------------------------------------------------------
                       Annual Report | December 31, 2009
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A PGOFX
                       Class B GOFBX
                       Class C GOFCX
                       Class R PGRRX
                       Class Y GROYX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              15
Schedule of Investments                                      17
Financial Statements                                         26
Notes to Financial Statements                                35
Report of Independent Registered Public Accounting Firm      45
Approval of Investment Advisory Agreement                    46
Trustees, Officers and Service Providers                     50

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2    Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     3

Portfolio Management Discussion | 12/31/09

In the following interview, Brian Stack, portfolio manager of Pioneer Growth Opportunities Fund, discusses the factors that influenced the Fund's performance during the 12-month period ended December 31, 2009.

Q    What factors contributed to the stock market's strong performance in 2009?

A U.S. equities soared to their best return in six years during 2009. When the year began, the markets were still in the grip of the financial crisis. Accordingly, stock prices reflected investors' fear of a possible depression and a collapse of the world financial system. Once it became evident that this would not in fact be the case, cash poured out of low-paying, safer investments to take advantage of the compelling values available in the stock market. The result was a significant rebound that brought stocks back to more rational valuation levels. As the year progressed, the rally gained steam as evidence trickled in that economic growth, while still tepid, was improving considerably.

     That environment proved very favorable for growth stocks, as evidenced by the 34.47% gain over the 12 months ended December 31, 2009, for the Fund's benchmark, the Russell 2000 Growth Index. In comparison, the Russell 2000 Index -- which gauges the performance of both growth and value stocks within the small-cap space -- returned 27.17% over the same 12 months.

Q    How did the Fund perform over the 12 months ended December 31, 2009?

     A We are pleased to report that the Fund's Class A shares returned 43.01% at net asset value during the 12-month period ended December 31, 2009, outperforming the 34.47% return of its benchmark, the Russell 2000 Growth Index (the Russell Index). Over the same period, the average return of the 540 funds in Lipper's Small Cap Growth category, was 36.20%.

Q What were the key factors in the Fund's outperformance of the peer group and its benchmark during the 12 months ended December 31, 2009?

A We think the Fund's strong performance during the past year stems from our disciplined "Growth at a Reasonable Price" investment style. Simply put, this means that while we look for companies with faster earnings growth than the overall market, we are also sensitive to valuations. The goal of the process is to find growth companies whose stock prices do not fully reflect their underlying earnings potential and risk profile. An important aspect of our approach is our focus on companies we believe have limited downside

4 Pioneer Growth Opportunities Fund | Annual Report | 12/31/09 and that should be worth more two to three years from now than they are today. If a stock the Fund holds rises to the point where it no longer offers a favorable trade-off of risk and reward, we will not hesitate to sell it from the portfolio.

     An example of the process at work was the Fund's investment in McDermott International, an energy services company that we bought for the Fund at the depths of the bear market. At the time, the stock had sold off significantly and was trading at a substantial discount to the "sum of its parts." In other words, McDermott's market capitalization was well below the value the company would command if all of its business lines were split up and sold separately. Viewing the stock as having limited downside risk as a result of that disconnect, we initiated a Fund position and later capitalized as the stock subsequently rose by 144%. Consistent with our disciplined approach, we sold the stock from the Fund once it reached our $25 price target.

     Another aspect of the process is our search for misunderstood growth companies. A prime example was the online travel company Priceline.com, whose shares sold off on fears that the retrenchment in consumer spending would have a negative impact on earnings. We believed the downturn in the stock indicated that investors were overlooking two key points: first, that online travel agencies help airlines and hotels sell unused seats and rooms (making Priceline a beneficiary of weak travel industry fundamentals); and second, that Priceline was rapidly gaining market share in the fragmented European marketplace. The stock subsequently rebounded by nearly 200% from the Fund's original purchase price. We see continued, albeit diminished, upside from the stock's current prices, and so we have reduced the size of the Fund's position.

     We believe our success with these two Fund holdings helps to illustrate the potential benefit of incorporating a value discipline into a growth strategy.

Q What were some other positions that helped and hurt the Fund's performance during the fiscal year ended December 31, 2009?

A For the year, the Fund added the most value through stock selection in the consumer staples, industrials, financials, and information technology sectors. That was somewhat offset by the Fund's performance in health care and underweight exposures to the materials and consumer discretionary sectors.

     The Fund's underperformance in health care stemmed from its below-benchmark weighting in the biotechnology industry, which delivered an exceptionally strong return in 2009. We generally avoid development-stage biotechs, whose success or failure is singularly dependent upon a favorable new drug approval from the Food and Drug Administration. We are pleased that our overall stock selection was strong enough that the Fund was able to

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     5
     overcome the potential headwind caused by the biotechnology underweight in 2009.

     The Fund's top individual contributors during the 12-month period represent a broad swath of the market. In addition to McDermott and Priceline, the Fund generated substantial contributions through positions in Foundation Coal; consumer staples providers Chiquita Brands International and Imperial Sugar; and health care companies DexCom and Inverness Medical Innovations.

     The Fund's largest detractor during the 12-month period was Grand Canyon Education, a provider of online post-secondary education that produced a flat return in 2009 following a substantial rally in late 2008. Exterran Holdings, a manufacturer of compression equipment used in the extraction of natural gas, also underperformed. The Fund continues to hold both stocks in the portfolio based on our favorable outlook for their longer-term prospects.

Q How are you finding opportunities now that small-cap growth stocks have come so far since the market's March 2009 low?

A The process of finding attractive individual stocks is more challenging now than it was a year ago, at which time an extraordinary number of fast-growing companies were trading at dramatic discounts to their fair value. Still, we believe that attractive opportunities remain available. We welcome this environment, as it works to the advantage of our primary strength: individual stock selection.

     Health care has been a fertile ground for our recent research efforts, as the concern about reforms being debated in Washington caused a number of stocks to fall to compelling valuation levels. While government reform poses a risk, we expect the ultimate reforms to be far less sweeping than the market's worst fears. Additionally, we expect that health care should remain a growth industry due to demographic trends. A recent addition to the Fund in the health care area was Lincare Holdings, the largest provider of home respiratory therapies in the United States. While government reforms likely will translate into reduced reimbursement for home oxygen services, Lincare is by far the lowest-cost provider of such services. We expect smaller, less competitive providers to yield significant market share to Lincare over the next several years.

Q    What is your outlook?

A We expect to see improved economic circumstances during the months ahead, reflecting stabilizing business and consumer sentiment and the resulting release of some pent-up demand. That said, we do not expect to see particularly brisk economic growth in the upcoming 12 to 24 months. We have positioned the Fund's portfolio accordingly, focusing on stocks that

6 Pioneer Growth Opportunities Fund | Annual Report | 12/31/09 are benefiting from innovative products or other company-specific factors that can drive competitive earnings growth in the years ahead.

Please refer to the Schedule of Investments on pages 17-25 for a full listing of Fund securities.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     7

Portfolio Summary | 12/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                              80.7%
Temporary Cash Investments                      18.7%
Depositary Receipts for International Stocks     0.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                          29.9%
Health Care                                     20.7%
Industrials                                     16.4%
Consumer Discretionary                          11.6%
Consumer Staples                                 7.1%
Energy                                           6.0%
Financials                                       5.4%
Materials                                        1.4%
Telecommunication Services                       0.8%
Utilities                                        0.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Exterran Holdings, Inc.                     2.05%
 2. Chiquita Brands International, Inc.         1.98
 3. Grand Canyon Education, Inc.                1.77
 4. Assured Guaranty, Ltd.                      1.71
 5. American Italian Pasta Co.                  1.68
 6. infoGROUP, Inc.                             1.66
 7. ArthroCare Corp.                            1.64
 8. Imperial Sugar Co.                          1.61
 9. Inverness Medical Innovations, Inc.         1.48
10. Kennametal, Inc.                            1.46

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

Prices and Distributions | 12/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

----------------------------------------
Class       12/31/09         12/31/08
----------------------------------------
  A         $ 22.81          $ 15.95
----------------------------------------
  B         $ 19.60          $ 13.90
----------------------------------------
  C         $ 19.81          $ 14.02
----------------------------------------
  Y         $ 23.39          $ 16.26
----------------------------------------

----------------------------------------
Class       12/31/09         8/3/09*
----------------------------------------
  R         $ 22.80          $ 20.45
----------------------------------------

Distributions per Share: 1/1/09-12/31/09
--------------------------------------------------------------------------------

----------------------------------------------------------
         Net Investment     Short-Term       Long-Term
Class        Income        Capital Gains    Capital Gains
----------------------------------------------------------
  A          $ --              $ --             $ --
----------------------------------------------------------
  B          $ --              $ --             $ --
----------------------------------------------------------
  C          $ --              $ --             $ --
----------------------------------------------------------
  R*         $ --              $ --             $ --
----------------------------------------------------------
  Y          $ --              $ --             $ --
----------------------------------------------------------

*    Class R shares were first publicly offered on August 3, 2009

Index Definitions
--------------------------------------------------------------------------------
The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-14.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     9

Performance Update | 12/31/09                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2009)
----------------------------------------------------------------------
                                   Net Asset           Public Offering
Period                             Value (NAV)         Price (POP)
----------------------------------------------------------------------
10 Years                            2.25%               1.64%
5 Years                            -0.55               -1.72
1 Year                             43.01               34.81
----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2009)
----------------------------------------------------------------------
                                    Gross               Net
----------------------------------------------------------------------
                                    1.42%               1.42%
----------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Growth       Russell 2000
                           Opportunities Fund     Growth Index
12/99                            $ 9,425             $10,000
12/00                            $ 8,997             $ 7,757
12/01                            $10,946             $ 7,041
12/02                            $ 6,890             $ 4,910
12/03                            $ 9,898             $ 7,294
12/04                            $12,099             $ 8,338
12/05                            $12,651             $ 8,684
12/06                            $13,256             $ 9,843
12/07                            $12,739             $10,536
12/08                            $ 8,231             $ 6,476
12/09                            $11,771             $ 8,708

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance of Class A shares of the Fund prior to December 10, 2004, is the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

Performance Update | 12/31/09                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2009)
---------------------------------------------------------------
                                   If                  If
Period                             Held                Redeemed
---------------------------------------------------------------
10 Years                            1.25%               1.25%
5 Years                            -1.77               -1.77
1 Year                             41.01               37.01
---------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2009)
---------------------------------------------------------------
                                    Gross               Net
---------------------------------------------------------------
                                    3.06%               3.06%
---------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Growth       Russell 2000
                           Opportunities Fund     Growth Index
12/99                            $10,000             $10,000
12/00                             $9,490              $7,757
12/01                            $11,462              $7,041
12/02                             $7,160              $4,910
12/03                            $10,213              $7,294
12/04                            $12,379              $8,338
12/05                            $12,822              $8,684
12/06                            $13,303              $9,843
12/07                            $12,629             $10,536
12/08                             $8,031              $6,476
12/09                            $11,324              $8,708

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Class B shares reflect the deduction of the maximum applicable CDSC. The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance of Class B shares of the Fund prior to December 10, 2004, is the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     11

Performance Update | 12/31/09                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2009)
---------------------------------------------------------------
                                   If                  If
Period                             Held                Redeemed
---------------------------------------------------------------
Life-of-Class
(4/30/00)                           1.04%               1.04%
5 Years                            -1.59               -1.59
1 Year                             41.30               41.30
---------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2009)
---------------------------------------------------------------
                                    Gross               Net
---------------------------------------------------------------
                                    2.67%               2.67%
---------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Growth       Russell 2000
                           Opportunities Fund     Growth Index
4/00                             $10,000             $10,000
12/00                             $9,173              $7,895
12/01                            $11,075              $7,167
12/02                             $6,924              $4,998
12/03                             $9,876              $7,424
12/04                            $11,971              $8,486
12/05                            $12,429              $8,839
12/06                            $12,918             $10,018
12/07                            $12,278             $10,724
12/08                             $7,821              $6,591
12/09                            $11,050              $8,863

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance of Class C shares of the Fund prior to December 10, 2004, is the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

Performance Update | 12/31/09                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2009)
---------------------------------------------------------------
                                   If                  If
Period                             Held                Redeemed
---------------------------------------------------------------
10 Years                            1.42%               1.42%
5 Years                            -1.66               -1.66
1 Year                             41.46               41.46
---------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2009)
---------------------------------------------------------------
                                   Gross                Net
---------------------------------------------------------------
                                    1.70%               1.70%
---------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Growth       Russell 2000
                           Opportunities Fund     Growth Index
12/99                            $10,000             $10,000
12/00                             $9,500              $7,757
12/01                            $11,500              $7,041
12/02                             $7,203              $4,910
12/03                            $10,297              $7,294
12/04                            $12,524              $8,338
12/05                            $13,030              $8,684
12/06                            $13,585              $9,843
12/07                            $12,822             $10,536
12/08                             $8,142              $6,476
12/09                            $11,518              $8,708

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class R shares on August 3, 2009, is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees for Class R shares. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance of Class A shares prior to December 10, 2004, is the performance of the predecessor fund's Class A shares, which has been restated to reflect any differences in any applicable sales charges. This adjustment has the effect of reducing the previously reported performance of predecessor fund. If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     13

Performance Update | 12/31/09                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2009)
---------------------------------------------------------------
                                   If                  If
Period                             Held                Redeemed
---------------------------------------------------------------
10 Years                            2.48%               2.48%
5 Years                            -0.10               -0.10
1 Year                             43.85               43.85
---------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2009)
---------------------------------------------------------------
                                   Gross                Net
---------------------------------------------------------------
                                    0.79%               0.79%
---------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Growth       Russell 2000
                Opportunities Fund     Growth Index
12/99                 $10,000             $10,000
12/00                  $9,548              $7,757
12/01                 $11,616              $7,041
12/02                  $7,312              $4,910
12/03                 $10,504              $7,294
12/04                 $12,839              $8,338
12/05                 $13,438              $8,684
12/06                 $14,172              $9,843
12/07                 $13,678             $10,536
12/08                  $8,882              $6,476
12/09                 $12,777              $8,708

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on September 23, 2005, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance of Class A shares prior to December 10, 2004, is the performance of the predecessor fund's Class A shares, which has been restated to reflect any differences in any applicable sales charges. This adjustment has the effect of reducing the previously reported performance of predecessor fund. If all the expenses of the Fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on actual returns from July 1, 2009 through December 31, 2009.

---------------------------------------------------------------------------------------
Share Class              A              B             C             R             Y
---------------------------------------------------------------------------------------
Beginning Account    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 7/1/09**
---------------------------------------------------------------------------------------
Ending Account       $ 1,199.25    $ 1,190.76    $ 1,192.71    $ 1,114.90    $ 1,202.56
Value on 12/31/09
---------------------------------------------------------------------------------------
Expenses Paid        $     7.48    $    14.25    $    13.21    $     6.91    $     4.27
During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, 2.58%, 2.39%, 1.58% and 0.77% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over period, multiplied by 184/365 (151/365 for Class R) (to reflect the one-half year period).
**   8/3/09 for Class R.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2009 through December 31, 2009.

---------------------------------------------------------------------------------------
Share Class              A              B             C             R             Y
---------------------------------------------------------------------------------------
Beginning Account    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 7/1/09**
---------------------------------------------------------------------------------------
Ending Account       $ 1,018.40    $ 1,012.20    $ 1,013.16    $ 1,014.15    $ 1,021.32
Value on 12/31/09
---------------------------------------------------------------------------------------
Expenses Paid        $     6.87    $    13.09    $    12.13    $     6.58    $     3.92
During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, 2.58%, 2.39%, 1.58% and 0.77% for Class A, Class B, Class C, Class R and Class Y, respectively, multiplied by the average account value over period, multiplied by 184/365 (151/365 for Class R) (to reflect the one-half year period).
**   8/3/09 for Class R.

16   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

Schedule of Investments | 12/31/09

----------------------------------------------------------------------------
Shares                                                         Value
----------------------------------------------------------------------------
             COMMON STOCKS -- 98.9%
             ENERGY -- 6.0%
             Coal & Consumable Fuels -- 0.8%
  112,871    Alpha Natural Resources, Inc.* (b)                $   4,896,344
----------------------------------------------------------------------------
             Oil & Gas Equipment & Services -- 2.0%
  612,300    Exterran Holdings, Inc.* (b)                      $  13,133,835
----------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 3.2%
  110,000    Cabot Oil & Gas Corp.                             $   4,794,900
  185,859    Carrizo Oil & Gas, Inc.* (b)                          4,923,405
  102,000    Comstock Resources, Inc.*                             4,138,140
  707,900    SandRidge Energy, Inc.* (b)                           6,675,497
                                                               -------------
                                                               $  20,531,942
                                                               -------------
             Total Energy                                      $  38,562,121
----------------------------------------------------------------------------
             MATERIALS -- 1.4%
             Diversified Metals & Mining -- 1.4%
  440,700    Globe Specialty Metals Corp.* (b)                 $   4,142,580
  402,300    Titanium Metals Corp.* (b)                            5,036,796
                                                               -------------
                                                               $   9,179,376
                                                               -------------
             Total Materials                                   $   9,179,376
----------------------------------------------------------------------------
             CAPITAL GOODS -- 8.2%
             Aerospace & Defense -- 2.4%
  640,600    Hexcel Corp.*                                     $   8,314,988
  466,600    Orbital Sciences Corp.*                               7,120,316
                                                               -------------
                                                               $  15,435,304
----------------------------------------------------------------------------
             Construction & Engineering -- 1.8%
  209,500    KBR, Inc.                                         $   3,980,500
  416,831    MYR Group, Inc.*                                      7,536,304
                                                               -------------
                                                               $  11,516,804
----------------------------------------------------------------------------
             Electrical Component & Equipment -- 0.8           %
  444,500    Polypore International, Inc.*                     $   5,289,550
----------------------------------------------------------------------------
             Industrial Machinery -- 3.2%
  531,200    Altra Holdings, Inc.*                             $   6,560,320
  360,900    Kennametal, Inc.                                      9,354,528
  323,764    SmartHeat, Inc.* (b)                                  4,701,053
                                                               -------------
                                                               $  20,615,901
                                                               -------------
             Total Capital Goods                               $  52,857,559
----------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES -- 6.5%
             Diversified Support Services -- 4.1%
  207,400    Copart, Inc.* (b)                                 $   7,597,062
  319,700    Healthcare Services Group, Inc.                       6,860,762
1,327,079    infoGROUP, Inc.*                                     10,643,174
  283,343    TechTarget, Inc.*                                     1,595,221
                                                               -------------
                                                               $  26,696,219
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     17

----------------------------------------------------------------------------
Shares                                                         Value
----------------------------------------------------------------------------
             Environmental & Facilities Services -- 1.3%
  189,900    Team, Inc.*                                       $   3,572,019
  139,900    Waste Connections, Inc.*                              4,664,266
                                                               -------------
                                                               $   8,236,285
----------------------------------------------------------------------------
             Research & Consulting Services -- 1.1%
  172,700    CoStar Group, Inc.* (b)                           $   7,213,679
                                                               -------------
             Total Commercial Services & Supplies              $  42,146,183
----------------------------------------------------------------------------
             TRANSPORTATION -- 1.5%
             Air Freight & Couriers -- 0.7%
  310,700    UTI Worldwide, Inc.                               $   4,449,224
----------------------------------------------------------------------------
             Airlines -- 0.8%
  115,200    Allegiant Travel Co.* (b)                         $   5,433,984
                                                               -------------
             Total Transportation                              $   9,883,208
----------------------------------------------------------------------------
             CONSUMER DURABLES & APPAREL -- 3.9%
             Apparel, Accessories & Luxury Goods -- 1.4%
  218,300    The Warnaco Group, Inc.*                          $   9,210,077
----------------------------------------------------------------------------
             Footwear -- 0.6%
  321,300    Iconix Brand Group, Inc.* (b)                     $   4,064,445
----------------------------------------------------------------------------
             Housewares & Specialties -- 1.4%
  188,700    Tupperware Brands Corp.                           $   8,787,759
----------------------------------------------------------------------------
             Leisure Products -- 0.5%
  820,700    Leapfrog Enterprises, Inc.* (b)                   $   3,208,937
                                                               -------------
             Total Consumer Durables & Apparel                 $  25,271,218
----------------------------------------------------------------------------
             CONSUMER SERVICES -- 4.4%
             Casinos & Gaming -- 2.1%
  491,300    Scientific Games Corp.*                           $   7,148,415
  161,400    WMS Industries, Inc.*                                 6,456,000
                                                               -------------
                                                               $  13,604,415
----------------------------------------------------------------------------
             Education Services -- 2.3%
  122,100    American Public Education, Inc.* (b)              $   4,195,356
  594,979    Grand Canyon Education, Inc.* (b)                    11,310,551
                                                               -------------
                                                               $  15,505,907
                                                               -------------
             Total Consumer Services                           $  29,110,322
----------------------------------------------------------------------------
             RETAILING -- 3.0%
             Apparel Retail -- 1.2%
  180,500    Gymboree Corp.* (b)                               $   7,849,945
----------------------------------------------------------------------------
             Computer & Electronics Retail -- 0.7%
  222,000    Gamestop Corp.* (b)                               $   4,870,680
----------------------------------------------------------------------------
             Internet Retail -- 1.1%
   31,800    Priceline.com, Inc.* (b)                          $   6,948,300
                                                               -------------
             Total Retailing                                   $  19,668,925
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

----------------------------------------------------------------------------
Shares                                                         Value
----------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 7.0%
             Packaged Foods & Meats -- 7.0%
  309,622    American Italian Pasta Co.*                       $  10,771,749
  702,200    Chiquita Brands International, Inc.*                 12,667,688
  589,753    Imperial Sugar Co. (b)                               10,285,292
  749,400    Smart Balance, Inc.*                                  4,496,400
  466,300    Smithfield Foods, Inc.* (b)                           7,083,097
                                                               -------------
                                                               $  45,304,226
                                                               -------------
             Total Food, Beverage & Tobacco                    $  45,304,226
----------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 13.4%
             Health Care Equipment -- 6.4%
  683,153    Abiomed, Inc.* (b)                                $   5,970,757
  443,900    ArthroCare Corp.* (b)                                10,520,430
  989,244    DexCom, Inc.* (b)                                     7,993,092
   62,700    IDEXX Laboratories, Inc.* (b)                         3,350,688
  340,700    Insulet Corp.* (b)                                    4,865,196
  415,200    MAKO Surgical Corp.*                                  4,608,720
  134,700    Thoratec Corp.*                                       3,626,124
                                                               -------------
                                                               $  40,935,007
----------------------------------------------------------------------------
             Health Care Facilities -- 1.4%
  434,100    Psychiatric Solution, Inc.* (b)                   $   9,176,874
----------------------------------------------------------------------------
             Health Care Services -- 2.6%
  126,200    HMS Holdings Corp.*                               $   6,144,678
  157,400    Lincare Holdings, Inc.* (b)                           5,842,688
  206,500    Omnicare, Inc.                                        4,993,170
                                                               -------------
                                                               $  16,980,536
----------------------------------------------------------------------------
             Health Care Supplies -- 3.0%
  508,100    Endologix, Inc.*                                  $   2,682,768
  131,000    Haemonetics Corp.*                                    7,224,650
  228,800    Inverness Medical Innovations, Inc.* (b)              9,497,488
                                                               -------------
                                                               $  19,404,906
                                                               -------------
             Total Health Care Equipment & Services            $  86,497,323
----------------------------------------------------------------------------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 7.2%
             Biotechnology -- 4.5%
  127,800    AMAG Pharmaceuticals, Inc.* (b)                   $   4,860,234
  100,800    Alexion Pharmaceuticals, Inc.*                        4,921,056
  308,300    BioMarin Pharmaceutical, Inc.* (b)                    5,799,123
  327,300    Cubist Pharmaceuticals, Inc.*                         6,208,881
  275,300    Myriad Genetics, Inc.* (b)                            7,185,330
                                                               -------------
                                                               $  28,974,624
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     19

----------------------------------------------------------------------------
Shares                                                         Value
----------------------------------------------------------------------------
             Life Sciences Tools & Services -- 1.5%
  386,500    Bruker Corp.*                                     $   4,661,190
  365,200    Parexel International Corp.*                          5,149,320
                                                               -------------
                                                               $   9,810,510
----------------------------------------------------------------------------
             Pharmaceuticals -- 1.2%
1,686,210    Cardiome Pharma Corp.* (b)                        $   7,503,635
                                                               -------------
             Total Pharmaceuticals & Biotechnology             $  46,288,769
----------------------------------------------------------------------------
             BANKS -- 0.8%
             Regional Banks -- 0.8%
  203,166    Home Bancshares, Inc.                             $   4,890,206
                                                               -------------
             Total Banks                                       $   4,890,206
----------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 1.9%
             Asset Management & Custody Banks -- 0.7%
  472,600    Penson Worldwide, Inc.* (b)                       $   4,281,756
----------------------------------------------------------------------------
             Consumer Finance -- 0.6%
  244,198    EzCorp., Inc.*                                    $   4,202,648
----------------------------------------------------------------------------
             Specialized Finance -- 0.6%
  128,500    MSCI, Inc.*                                       $   4,086,300
                                                               -------------
             Total Diversified Financials                      $  12,570,704
----------------------------------------------------------------------------
             INSURANCE -- 2.6%
             Property & Casualty Insurance -- 2.6%
  503,223    Assured Guaranty, Ltd. (b)                        $  10,950,132
  214,500    Axis Capital Holdings, Ltd.                           6,093,945
                                                               -------------
                                                               $  17,044,077
                                                               -------------
             Total Insurance                                   $  17,044,077
----------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 19.9%
             Application Software -- 10.0%
  480,333    Aspen Technology, Inc.*                           $   4,707,263
  138,352    Concur Technologies, Inc.* (b)                        5,914,548
  209,700    Informatica Corp.* (b)                                5,422,842
  216,601    Net 1 UEPS Technologies, Inc.*                        4,206,391
  406,200    Nuance Communications, Inc.* (b)                      6,312,348
  194,700    Quest Software, Inc.*                                 3,582,480
  292,575    Solarwinds, Inc.* (b)                                 6,732,151
  195,600    Solera Holdings Inc.                                  7,043,556
  373,200    Sonic Solutions, Inc.*                                4,414,956
  204,133    The Ultimate Software Group, Inc.* (b)                5,995,386
  562,949    TIBCO Software, Inc.*                                 5,421,199
  511,400    TiVo, Inc.*                                           5,206,052
                                                               -------------
                                                               $  64,959,172
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

----------------------------------------------------------------------------
Shares                                                         Value
----------------------------------------------------------------------------
             Data Processing & Outsourced Services -- 1.3%
   71,900    Alliance Data Systems Corp.* (b)                  $   4,644,021
  270,500    Echo Global Logistics, Inc.* (b)                      3,432,645
                                                               -------------
                                                               $   8,076,666
----------------------------------------------------------------------------
             Internet Software & Services -- 4.8%
  208,022    Dealertrack Holdings, Inc.* (b)                   $   3,908,733
  506,400    Dice Holdings, Inc.*                                  3,316,920
  334,208    Rackspace Hosting, Inc.* (b)                          6,968,237
  415,300    Skillsoft Plc*                                        4,352,344
  782,400    United Online, Inc.                                   5,625,456
  125,900    VistaPrint NV* (b)                                    7,133,494
                                                               -------------
                                                               $  31,305,184
----------------------------------------------------------------------------
             IT Consulting & Other Services -- 1.9%
  250,600    Gartner Group, Inc.*                              $   4,520,824
  927,000    Sapient Corp.*                                        7,666,290
                                                               -------------
                                                               $  12,187,114
----------------------------------------------------------------------------
             Systems Software -- 1.9%
  223,800    Commvault Systems, Inc.*                          $   5,301,823
  487,804    DemandTec, Inc.* (b)                                  4,278,041
  261,307    Radiation Systems, Inc.*                              2,717,593
                                                               -------------
                                                               $  12,297,457
                                                               -------------
             Total Software & Services                         $ 128,825,593
----------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 3.5%
             Communications Equipment -- 3.5%
  172,000    Blue Coat Systems, Inc.*                          $   4,908,880
  780,400    Brocade Communications Systems, Inc.*                 5,954,452
  715,347    Finisar Corp.* (b)                                    6,380,895
  224,300    Riverbed Technology, Inc.*                            5,152,171
                                                               -------------
                                                               $  22,396,398
                                                               -------------
             Total Technology Hardware & Equipment             $  22,396,398
----------------------------------------------------------------------------
             SEMICONDUCTORS -- 6.2%
             Semiconductor Equipment -- 2.0%
  286,300    Tessera Technologies, Inc.*                       $   6,662,201
  519,500    Verigy, Ltd.* (b)                                     6,685,965
                                                               -------------
                                                               $  13,348,166
----------------------------------------------------------------------------
             Semiconductors -- 4.2%
1,450,600    Anadigics, Inc.* (b)                              $   6,121,532
  188,600    Hittite Microwave Corp.*                              7,685,450
  255,500    Maxim Integrated Products, Inc. (b)                   5,186,650
  449,300    Microsemi Corp.*                                      7,975,075
                                                               -------------
                                                               $  26,968,707
                                                               -------------
             Total Semiconductors                              $  40,316,873
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     21

----------------------------------------------------------------------------
Shares                                                         Value
----------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 0.8%
             Alternative Carriers -- 0.8%
  595,700    Premiere Global Services, Inc.*                   $   4,914,525
                                                               -------------
             Total Telecommunication Services                  $   4,914,525
----------------------------------------------------------------------------
             UTILITIES -- 0.7%
             Independent Power Producer & Energy Traders -- 0.7%
  123,600    Ormat Technologies, Inc. (b)                      $   4,677,024
                                                               -------------
             Total Utilities                                   $   4,677,024
----------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $530,626,085)                               $ 640,404,630
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Principal
Amount ($)
----------------------------------------------------------------------------
             TEMPORARY CASH INVESTMENTS -- 22.8%
             Securities Lending Collateral -- 22.8% (c)
             Certificates of Deposit:
4,365,480    Bank of Nova Scotia, 0.19%, 2/17/10               $   4,365,480
4,365,480    DnB NOR Bank ASA NY, 0.2%, 2/17/10                    4,365,480
1,589,182    Nordea Bank Finland, 0.19%, 1/28/10                   1,589,182
3,968,715    Svenska NY, 0.20%, 3/30/10                            3,968,715
4,762,342    Rabobank Nederland NY, 0.19%, 3/2/10                  4,762,342
  425,684    Westpac Banking NY, 1.35%, 3/19/10                      425,684
3,968,618    Societe Generale, 0.21%, 3/4/10                       3,968,618
4,365,480    CBA Financial, 0.27%, 1/3/11                          4,365,480
1,208,802    BNP Paribas, 0.78%, 6/4/10                            1,208,802
2,819,328    Wachovia Bank NA, 1.17%, 5/14/10                      2,819,328
                                                               -------------
                                                               $  31,839,111
----------------------------------------------------------------------------
             Commercial Paper:
3,173,018    BBVA London, 0.28%, 3/18/10                       $   3,173,018
  851,723    US BanCorp., 0.26%, 5/6/10                              851,723
  799,397    American Honda Finance, 0.22%, 2/5/10                   799,397
1,191,635    GE Capital Corp., 0.45%, 8/20/10                      1,191,635
  429,620    GE Capital Corp., 0.38%, 10/21/10                       429,620
  432,495    GE Capital Corp., 0.34%, 10/6/10                        432,495
3,173,942    HND AF, 0.18%, 3/2/10                                 3,173,942
4,364,292    HSBC, 0.20%, 2/19/10                                  4,364,292
  442,666    John Deer Capital Corp., 0.36%, 7/6/10                  442,666
3,361,477    JPMorgan Chase & Co., 0.57%, 9/24/10                  3,361,477
3,967,272    NABPP, 0.19%, 3/8/10                                  3,967,272
3,093,201    PARFIN, 0.25%, 4/19/10                                3,093,201
3,967,009    Cafco, 0.20%, 3/15/10                                 3,967,009
4,364,105    Char FD, 0.18%, 3/5/10                                4,364,105
3,964,594    WSTPAC, 0.25%, 5/27/10                                3,964,594
2,380,298    Ciesco, 0.20%, 3/8/10                                 2,380,298

The accompanying notes are an integral part of these financial statements.

22   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

----------------------------------------------------------------------------
Principal
Amount ($)                                                     Value
----------------------------------------------------------------------------
             Commercial Paper -- (continued):
 1,983,780   Ciesco, 0.20%, 2/18/10                            $   1,983,780
 3,967,831   Fasco, 0.17%, 2/12/10                                 3,967,831
 1,987,106   Kithaw, 0.21%, 3/2/10                                 1,987,106
 2,035,540   Kithaw, 0.20%, 2/23/10                                2,035,540
 2,725,282   Old LLC, 0.19%, 3/17/10                               2,725,282
 1,112,856   Old LLC, 0.18%, 2/17/10                               1,112,856
 1,354,835   Ranger, 0.20%, 3/12/10                                1,354,835
 1,349,095   SRCPP, 0.19%, 2/3/10                                  1,349,095
 2,777,446   SRCPP, 0.19%, 2/10/10                                 2,777,446
 1,189,553   TB LLC, 0.19%, 2/8/10                                 1,189,553
 2,181,537   TB LLC, 0.20%, 3/5/10                                 2,181,537
   794,124   TB LLC, 0.10%, 2/9/10                                   794,124
 4,528,292   Bank of America, 0.87%, 5/12/10                       4,528,292
   793,838   BBVA Senior US, 0.30%, 3/12/10                          793,838
 4,500,482   Santander, 0.33%, 7/23/10                             4,500,482
 1,586,867   WFC, 0.49%, 8/20/10                                   1,586,867
                                                               -------------
                                                               $  74,825,208
----------------------------------------------------------------------------
             Tri-party Repurchase Agreements:
15,874,473   Deutsche Bank, 0.01%, 1/4/10                      $  15,874,473
 7,937,236   JPMorgan, 0.0%, 1/4/10                                7,937,236
10,723,603   Barclays Capital Markets, 0.0%, 1/4/10               10,723,603
                                                               -------------
                                                               $  34,535,312
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------
             Money Market Mutual Funds:
 3,174,895   Dreyfus Preferred Money Market Fund               $   3,174,896
 3,174,895   Blackrock Liquidity Temporary Cash Fund               3,174,895
                                                               -------------
                                                               $   6,349,791
                                                               -------------
             Total Securities Lending Collateral               $ 147,549,422
----------------------------------------------------------------------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $147,549,422)                               $ 147,549,422
----------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 121.7%
             (Cost $678,175,507) (a)                           $ 787,954,052
----------------------------------------------------------------------------
             OTHER ASSETS AND LIABILITIES -- (21.7)%           $(140,595,513)
----------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                        $ 647,358,539
============================================================================

*    Non-Income producing security.

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     23

(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal Income tax purposes of $684,339,097 was as follows:

     Aggregate gross unrealized gain for all investments in which there is an
       excess of value over tax cost                                             $113,395,233
     Aggregate gross unrealized loss for all investments in which there is an
       excess of tax cost over value                                               (9,780,278)
                                                                                 ------------
     Net unrealized gain                                                         $103,614,955
                                                                                 ============

(b)  At December 31, 2009, the following securities were out on loan:

     -----------------------------------------------------------------
     Shares       Security                                Value
     -----------------------------------------------------------------
       504,000    Abiomed, Inc.*                          $4,404,960
        80,000    Allegiant Travel Co.*                    3,773,600
        71,100    Alliance Data Systems Corp.*             4,592,349
        45,300    Alpha Natural Resources, Inc.*           1,965,114
       123,600    AMAG Pharmaceuticals, Inc.*              4,700,508
        48,100    American Public Education, Inc.*         1,652,716
        55,000    Anadigics, Inc.*                           232,100
        32,100    ArthroCare Corp.*                          760,770
        15,900    Assured Guaranty, Ltd.                     345,984
       249,400    BioMarin Pharmaceutical, Inc.*           4,691,214
     1,130,100    Cardiome Pharma Corp.*                   5,028,945
       164,000    Carrizo Oil & Gas, Inc.*                 4,344,360
        35,300    Concur Technologies, Inc.*               1,509,075
        11,200    Copart, Inc.*                              410,256
        16,300    CoStar Group, Inc.*                        680,851
         7,700    Dealertrack Holdings, Inc.*                144,683
       191,900    DemandTec, Inc.*                         1,682,963
       200,000    DexCom, Inc.*                            1,616,000
       262,900    Echo Global Logistics, Inc.*             3,336,201
       503,400    Exterran Holdings, Inc.*                10,797,930
       586,100    Finisar Corp.*                           5,228,012
       149,200    Gamestop Corp.*                          3,273,448
       240,600    Globe Specialty Metals Corp.*            2,261,640
       150,000    Grand Canyon Education, Inc.*            2,851,500
        16,700    Gymboree Corp.*                            726,283
       215,000    Iconix Brand Group, Inc.*                2,719,750
        61,500    IDEXX Laboratories, Inc.*                3,286,560
       100,000    Imperial Sugar Co.                       1,744,000
        57,200    Informatica Corp.*                       1,479,192
        33,000    Insulet Corp.*                             471,240
       202,400    Inverness Medical Innovations, Inc.*     8,401,624
        64,600    Leapfrog Enterprises, Inc.*                252,586
           400    Lincare Holdings, Inc.*                     14,848

The accompanying notes are an integral part of these financial statements.

24   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

     -----------------------------------------------------------------
     Shares       Security                                Value
     -----------------------------------------------------------------
       245,500    Maxim Integrated Products, Inc.         $  4,983,650
           100    Myriad Genetics, Inc.*                         2,610
        31,200    Nuance Communications, Inc.*                 484,848
       110,800    Ormat Technologies, Inc.                   4,192,672
       353,000    Penson Worldwide, Inc.*                    3,198,180
         2,500    Priceline.com, Inc.*                         546,250
        72,110    Psychiatric Solution, Inc.*                1,524,405
       330,800    Rackspace Hosting, Inc.*                   6,897,180
       686,200    SandRidge Energy, Inc.*                    6,470,866
       107,800    SmartHeat, Inc.*                           1,565,256
       431,000    Smithfield Foods, Inc.*                    6,546,890
       244,000    Solarwinds, Inc.*                          5,614,440
       397,300    Titanium Metals Corp.*                     4,974,196
        22,000    The Ultimate Software Group, Inc.*           646,140
        37,900    Verigy, Ltd.*                                487,773
        74,400    VistaPrint NV*                             4,215,504
     -----------------------------------------------------------------
                  Total                                   $141,732,122
     =================================================================

(c)  Securities lending collateral is managed by Credit Suisse AG, New York
     Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $528,370,292 and $615,532,375, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 --    quoted prices in active markets for identical securities
     Level 2 --    other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 --    significant unobservable inputs (Including the Fund's own
                   assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets:

                              Level 1         Level 2         Level 3    Total
Common Stocks                 $640,404,630    $         --        $--    $640,404,630
Temporary Cash Investments              --     141,199,631         --     141,199,631
Money Market Mutual Funds        6,349,791              --         --       6,349,791
-------------------------------------------------------------------------------------
 Total                        $646,754,421    $141,199,631        $--    $787,954,052
=====================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     25

Statement of Assets and Liabilities | 12/31/09

ASSETS:
  Investment in securities (including securities loaned of $141,732,122)
   (cost $678,175,507)                                                      $787,954,052
  Cash                                                                         9,433,274
  Receivables --
   Investment securities sold                                                  1,006,584
   Fund shares sold                                                              558,090
   Dividends                                                                     102,696
  Other                                                                           55,515
----------------------------------------------------------------------------------------
     Total assets                                                           $799,110,211
----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                          $    678,788
   Fund shares repurchased                                                     3,315,099
   Upon return of securities loaned                                          147,549,422
  Due to affiliates                                                              152,975
  Accrued expenses                                                                55,388
----------------------------------------------------------------------------------------
     Total liabilities                                                      $151,751,672
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                           $821,722,187
  Accumulated net realized loss on investments                              (284,142,193)
  Net unrealized gain on investments                                         109,778,545
----------------------------------------------------------------------------------------
     Total net assets                                                       $647,358,539
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $463,879,555/20,334,816 shares)                         $      22.81
  Class B (based on $40,988,936/2,091,482 shares)                           $      19.60
  Class C (based on $49,914,178/2,519,171 shares)                           $      19.81
  Class R (based on $10,514,912/461,259 shares)                             $      22.80
  Class Y (based on $82,060,958/3,508,083 shares)                           $      23.39
MAXIMUM OFFERING PRICE:
  Class A ($22.81 [divided by] 94.25%)                                      $      24.20
========================================================================================

The accompanying notes are an integral part of these financial statements.
26   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

Statement of Operations

For the Year Ended 12/31/09

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $4,506)        $  2,673,760
  Interest and other income                                         6,790
  Income from securities loaned, net                              421,026
-------------------------------------------------------------------------------------------
     Total investment income                                                   $  3,101,576
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $  2,394,713
  Transfer agent fees
   Class A                                                        750,226
   Class B                                                        104,224
   Class C                                                         55,690
   Class R                                                          3,382
   Class Y                                                          3,035
  Distribution fees
   Class A                                                        682,314
   Class B                                                        150,404
   Class C                                                        174,765
   Class R                                                         17,207
  Shareholder communications expense                              267,711
  Administrative reimbursements                                   126,756
  Custodian fees                                                   50,409
  Registration fees                                                67,795
  Professional fees                                                73,667
  Printing expense                                                 57,511
  Fees and expenses of nonaffiliated trustees                      10,115
  Miscellaneous                                                     4,413
-------------------------------------------------------------------------------------------
     Total expenses                                                            $  4,994,337
       Less fees paid indirectly                                                        (26)
-------------------------------------------------------------------------------------------
     Net expenses                                                              $  4,994,311
-------------------------------------------------------------------------------------------
       Net investment loss                                                     $ (1,892,735)
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND WRITTEN OPTIONS:
  Net realized gain (loss) on:
   Investments                                               $ (3,579,662)
   Written options                                                 55,098      $ (3,524,564)
-------------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                                 $122,119,969
-------------------------------------------------------------------------------------------
  Net gain on investments                                                      $118,595,405
-------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                         $116,702,670
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     27

Statement of Changes in Net Assets

For the Years Ended 12/31/09 and 12/31/08, respectively

-------------------------------------------------------------------------------------------
                                                           Year Ended         Year Ended
                                                           12/31/09           12/31/08
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                        $ (1,892,735)      $    (624,134)
Net realized loss on investments and written options         (3,524,564)        (95,315,816)
Change in net unrealized gain (loss) on investments         122,119,969         (32,948,156)
-------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                            $116,702,670       $(128,888,106)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
   Class A ($0.00 and $0.31 per share, respectively)       $         --       $  (3,318,383)
   Class B ($0.00 and $0.31per share, respectively)                  --             (25,429)
   Class C ($0.00 and $0.31 per share, respectively)                 --             (14,809)
   Class Y ($0.00 and $0.31 per share, respectively)                 --            (812,707)
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $         --       $  (4,171,328)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 26,185,688       $  26,358,287
Shares issued in reorganization                             384,615,214                  --
Reinvestment of distributions                                        --           3,941,449
Cost of shares repurchased                                  (95,667,556)       (100,015,176)
-------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                               $315,133,346       $ (69,715,440)
-------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                   $431,836,016       $(202,774,874)
NET ASSETS:
Beginning of year                                           215,522,523         418,297,397
-------------------------------------------------------------------------------------------
End of year                                                $647,358,539       $ 215,522,523
-------------------------------------------------------------------------------------------
Accumulated net investment loss                            $         --       $          --
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

--------------------------------------------------------------------------------------------------
                                       '09 Shares     '09 Amount       '08 Shares     '08 Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                               896,454     $ 18,157,940        411,113     $  8,845,461
Shares issued in reorganization        10,825,861      228,425,673             --               --
Reinvestment of distributions                  --               --        229,570        3,186,656
Less shares repurchased                (2,134,952)     (42,790,352)    (3,358,446)     (72,970,916)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)              9,587,363     $203,793,261     (2,717,763)    $(60,938,799)
==================================================================================================
Class B
Shares sold                                92,304     $  1,649,214          9,122     $    163,777
Shares issued in reorganization         2,212,262       40,263,167             --               --
Reinvestment of distributions                  --               --          1,902           23,076
Less shares repurchased                  (295,984)      (5,485,978)       (34,502)        (613,049)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)              2,008,582     $ 36,426,403        (23,478)    $   (426,196)
==================================================================================================
Class C
Shares sold                               167,011     $  3,082,984         16,121     $    278,083
Shares issued in reorganization         2,627,567       48,320,960             --               --
Reinvestment of distributions                  --               --          1,187           14,508
Less shares repurchased                  (325,032)      (6,147,991)       (13,831)        (258,929)
--------------------------------------------------------------------------------------------------
   Net increase                         2,469,546     $ 45,255,953          3,477     $     33,662
==================================================================================================
Class R (a)
Shares sold                                53,300     $  1,167,112             --     $         --
Shares issued in reorganization           459,269        9,690,575             --               --
Reinvestment of distributions                  --               --             --               --
Less shares repurchased                   (51,310)      (1,125,982)            --               --
--------------------------------------------------------------------------------------------------
   Net increase                           461,259     $  9,731,705             --     $         --
==================================================================================================
Class Y
Shares sold                               104,241     $  2,128,438        796,124     $ 17,070,966
Shares issued in reorganization         2,682,484       57,914,839             --               --
Reinvestment of distributions                  --               --         50,722          717,209
Less shares repurchased                (1,877,580)     (40,117,253)    (1,178,467)     (26,172,282)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)                909,145     $ 19,926,024       (331,621)    $ (8,384,107)
==================================================================================================

(a)  Class R shares commenced operations on August 3, 2009.

The accompanying notes are an integral part of these financial statements.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     29

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                           12/31/09      12/31/08      12/31/07      12/31/06      12/31/05
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  15.95      $  25.24      $  28.81      $  31.16      $ 29.80
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                       $  (0.07)     $  (0.07)     $  (0.20)     $  (0.02)     $ (0.12)
 Net realized and unrealized gain (loss) on investments        6.93         (8.91)        (1.01)         1.45         1.48
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   6.86      $  (8.98)     $  (1.21)     $   1.43      $  1.36
Distributions to shareowners:
 Net realized gain                                               --         (0.31)        (2.36)        (3.78)          --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   6.86      $  (9.29)     $  (3.57)     $  (2.35)     $  1.36
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  22.81      $  15.95      $  25.24      $  28.81      $ 31.16
=============================================================================================================================
Total return*                                                 43.01%       (35.39)%       (3.90)%        4.78%        4.56%
Ratio of net expenses to average net assets+                   1.35%         1.28%         1.17%         1.28%        1.26%
Ratio of net investment loss to average net assets+           (0.53)%       (0.29)%       (0.65)%       (0.39)%     ( 0.56)%
Portfolio turnover rate                                         140%          221%          104%           99%          83%
Net assets, end of period (in thousands)                   $463,880      $171,415      $339,870      $428,128      $53,000
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                  1.35%         1.28%         1.17%         1.28%        1.26%
 Net investment loss                                          (0.53)%       (0.29)%       (0.65)%       (0.39)%      (0.56)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                  1.35%         1.28%         1.16%         1.28%        1.26%
 Net investment loss                                          (0.53)%       (0.28)%       (0.64)%       (0.39)%      (0.56)%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

-----------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                           12/31/09      12/31/08      12/31/07      12/31/06      12/31/05
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $ 13.90       $ 22.42       $ 26.19       $ 28.94       $ 27.94
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                       $ (0.11)      $ (0.39)      $ (0.48)      $ (0.48)      $ (0.16)
 Net realized and unrealized gain (loss) on investments       5.81         (7.82)        (0.93)         1.51          1.16
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  5.70       $ (8.21)      $ (1.41)      $  1.03       $  1.00
Distributions to shareowners:
 Net realized gain                                              --         (0.31)        (2.36)        (3.78)           --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  5.70       $ (8.52)      $ (3.77)      $ (2.75)      $  1.00
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 19.60       $ 13.90       $ 22.42       $ 26.19       $ 28.94
=============================================================================================================================
Total return*                                                41.01%       (36.41)%       (5.06)%        3.74%         3.58%
Ratio of net expenses to average net assets+                  2.58%         2.84%         2.40%         2.40%         2.37%
Ratio of net investment loss to average net assets+          (1.54)%       (1.86)%       (1.88)%       (1.67)%       (1.72)%
Portfolio turnover rate                                        140%          221%          104%           99%           83%
Net assets, end of period (in thousands)                   $40,989       $ 1,153       $ 2,385       $ 3,145       $ 3,503
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 2.58%         2.84%         2.40%         2.40%         2.37%
 Net investment loss                                         (1.54)%       (1.86)%       (1.88)%       (1.67)%       (1.72)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                 2.58%         2.82%         2.37%         2.38%         2.37%
 Net investment loss                                         (1.54)%       (1.84)%       (1.85)%       (1.65)%       (1.71)%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/09    31

-----------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                           12/31/09      12/31/08      12/31/07      12/31/06      12/31/05
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $ 14.02       $ 22.57       $ 26.32       $ 29.01       $ 27.94
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                       $ (0.09)      $ (0.27)      $ (0.46)      $ (0.36)      $ (0.16)
 Net realized and unrealized gain (loss) on investments       5.88         (7.97)        (0.93)         1.45          1.23
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  5.79       $ (8.24)      $ (1.38)      $  1.09       $  1.07
Distributions to shareowners:
 Net realized gain                                              --         (0.31)        (2.36)        (3.78)           --
Redemption fees                                                 --            --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  5.79       $ (8.55)      $ (3.75)      $ (2.69)      $  1.07
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 19.81       $ 14.02       $ 22.57       $ 26.32       $ 29.01
=============================================================================================================================
Total return*                                                41.30%       (36.30)%       (4.96)%        3.93%         3.83%
Ratio of net expenses to average net assets+                  2.39%         2.65%         2.22%         2.27%         2.02%
Ratio of net investment loss to average net assets+          (1.33)%       (1.64)%       (1.70)%       (1.52)%       (1.36)%
Portfolio turnover rate                                        140%          221%          104%           99%           83%
Net assets, end of period (in thousands)                   $49,914       $   696       $ 1,042       $ 1,381       $   887
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 2.39%         2.65%         2.22%         2.27%         2.02%
 Net investment loss                                         (1.33)%       (1.64)%       (1.70)%       (1.52)%       (1.36)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                 2.39%         2.64%         2.20%         2.26%         2.02%
 Net investment loss                                         (1.33)%       (1.63)%       (1.68)%       (1.51)%       (1.36)%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

-------------------------------------------------------------------------------------
                                                                         8/3/09 to
                                                                         12/31/09 (a)
-------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                     $ 20.45
-------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                     $ (0.04)
 Net realized and unrealized gain on investments                            2.39
-------------------------------------------------------------------------------------
   Net increase from investment operations                               $  2.35
-------------------------------------------------------------------------------------
Net decrease in net asset value                                          $  2.35
-------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 22.80
=====================================================================================
Total return*                                                              11.49%(b)
Ratio of net expenses to average net assets+                                1.58%**
Ratio of net investment loss to average net assets+                        (0.49)%**
Portfolio turnover rate                                                      140%
Net assets, end of period (in thousands)                                 $10,515
Ratios with reduction for fees paid indirectly:
 Net expenses                                                               1.58%**
 Net investment loss                                                       (0.49)%**
=====================================================================================

(a)  Class R shares were first publicly offered on August 3, 2009.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     33

-------------------------------------------------------------------------------------------------------------------------------
                                                           Year Ended    Year Ended    Year Ended    Year Ended    9/23/05 to
                                                           12/31/09      12/31/08      12/31/07      12/31/06      12/31/05 (a)
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $ 16.26       $ 25.59       $ 29.05       $  31.19      $  30.48
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment income (loss)                              $  0.01(c)    $  0.05       $ (0.06)      $   0.01      $  (0.01)
 Net realized and unrealized gain (loss) on investments       7.12         (9.07)        (1.04)          1.63          0.72
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  7.13       $ (9.02)      $ (1.10)      $   1.64      $   0.71
Distributions to shareowners:
 Net realized gain                                              --         (0.31)        (2.36)         (3.78)           --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  7.13       $ (9.33)      $ (3.46)      $  (2.14)     $   0.71
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 23.39       $ 16.26       $ 25.59       $  29.05      $  31.19
===============================================================================================================================
Total return*                                                43.85%       (35.06)%       (3.48)%         5.46%         4.66%(b)
Ratio of net expenses to average net assets+                  0.77%         0.79%         0.71%          0.72%         0.78%**
Ratio of net investment income (loss) to average net
  assets+                                                     0.04%         0.23%        (0.19)%         0.00%        (0.15)%**
Portfolio turnover rate                                        140%          221%          104%            99%           83%
Net assets, end of period (in thousands)                   $82,061       $42,259       $75,001       $139,415      $215,755
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                 0.77%         0.79%         0.71%          0.70%         0.77%**
 Net investment income (loss)                                 0.04%         0.23%        (0.19)%         0.02%        (0.14)%**
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class Y shares were first publicly offered on September 23, 2005.
(b)  Not annualized.
(c) The amount shown for share outstanding does not correspond with the net investment loss on the Statement of Operations for the period due to the timing of sales and repurchases of shares.

The accompanying notes are an integral part of these financial statements.

34   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

Notes to Financial Statements | 12/31/09

1.   Organization and Significant Accounting Policies

Pioneer Growth Opportunities Fund (the Fund) is one of three series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is growth of capital.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Class R shares were first publicly offered on August 3, 2009. Class Y shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders my exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     35

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are fair valued at amortized cost. Money market mutual funds are valued at net asset value.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

36   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund has elected to defer $2,359,001 of capital losses recognized between November 1, 2009 and December 31, 2009 to its fiscal year ending December 31, 2010.

     At December 31, 2009, the Fund had a net capital loss carryforward of $275,619,602, of which the following amounts will expire between 2015 and 2017 if not utilized: $83,227,059 in 2015, $164,995,103 in 2016 and
     $27,397,440 in 2017.

     At December 31, 2009, the Fund has reclassified $1,892,735 to decrease accumulated net investment loss, $32,284 to decrease accumulated net realized loss on investments and $1,925,019 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     37

     There were no distributions paid during the fiscal year ended December 31, 2009.

     The tax character of distributions paid during the year ended December 31, 2008 was as follows:

---------------------------------------------------------------------------------
                                                                      2008
---------------------------------------------------------------------------------
Distributions paid from:
Long-term capital gain                                                $4,171,328
---------------------------------------------------------------------------------
   Total                                                              $4,171,328
=================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2009.

---------------------------------------------------------------------------------
                                                                  2009
---------------------------------------------------------------------------------
Distributable earnings:
Capital loss carryforward                                         $ (275,619,602)
Post-October loss deferred                                            (2,359,001)
Unrealized appreciation                                              103,614,955
---------------------------------------------------------------------------------
   Total                                                          $ (174,363,648)
=================================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $13,321 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2009.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3.)

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment

38 Pioneer Growth Opportunities Fund | Annual Report | 12/31/09 income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Option Writing

     The funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     39
     the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Transactions in written options for the year ended December 31, 2009 are summarized as follows:

--------------------------------------------------------------------------------
                                                      Number of        Premiums
                                                      Contracts        Received
--------------------------------------------------------------------------------
Options outstanding at beginning of period                   --        $     --
Options opened                                              921         110,222
Option exercised                                           (119)        (18,377)
Options closed                                             (302)        (32,775)
Options expired                                            (500)        (59,070)
--------------------------------------------------------------------------------
Options outstanding at end of period                         --        $     --
================================================================================

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $17,574 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2009.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

40   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

For the year ended December 31, 2009, such out of pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 178,669
Class B                                                                   21,720
Class C                                                                   57,039
Class R                                                                    8.364
Class Y                                                                    1,919
--------------------------------------------------------------------------------
   Total                                                               $ 267,711
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $129,517 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2009.

4.   Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,884 in distribution fees payable to PFD at December 31, 2009.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     41

CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2009, CDSCs in the amount of $13,902 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2009, the Fund's expenses were reduced by $26 under such arrangements.

6.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2009, the Fund had no borrowings under this agreement.

7.   Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 was as follows:

---------------------------------------------------------------------------------------------
Derivatives Not Accounted
for as Hedging Instruments       Location of                             Realized
under Accounting Standards       Gain or (Loss)                          Gain or (Loss)
Codification (ASC) 815           On Derivatives                          on Derivatives
(formerly FASB Statement 133)    Recognized in Income                    Recognized in Income
---------------------------------------------------------------------------------------------
Equity Contracts -- Options      Net realized gain on written options    $55,098

8.   Reorganization Information

Pioneer Small Cap Value Fund was reorganized into Pioneer Growth Opportunities Fund on August 28, 2009. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies. This tax-free reorganization was accomplished by exchanging the assets and stated liabilities of Pioneer Small Cap Value Fund for shares of Pioneer Growth Opportunities Fund.

42   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

Shareowners holding Class A, Class B, Class C, Class R and Class Y shares of Pioneer Small Cap Value Fund received Class A, Class B, Class C, Class R and Class Y shares, respectively, of Pioneer Growth Opportunities Fund in the reorganization. The investment portfolio of Pioneer Small Cap Value Fund, with a fair value of $398,937,998 and an identified cost of $401,928,323 at August 28, 2009, was the principal asset acquired by Pioneer Growth Opportunities Fund. For financial reporting purposes, assets received and shares issued by Pioneer Growth Opportunities Fund were recorded at fair value; however, the cost basis of the investments received from Pioneer Small Cap Value Fund was carried forward to align ongoing reporting of Pioneer Growth Opportunities Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of that Closing Date:

-----------------------------------------------------------------------------------------
                      Pioneer Growth         Pioneer Small          Pioneer Growth
                      Opportunities Fund     Cap Value Fund         Opportunities Fund
                      (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
-----------------------------------------------------------------------------------------
Net Assets
Class A               $218,381,748           $228,425,673           $446,807,421
Class B               $  1,648,142           $ 40,263,167           $ 41,911,309
Class C               $  1,422,914           $ 48,320,960           $ 49,743,874
Class R               $     15,967           $  9,690,575           $  9,706,542
Class Y               $ 44,450,812           $ 57,914,839           $102,365,651
-----------------------------------------------------------------------------------------
Total Net Assets      $265,919,583           $384,615,214           $650,534,797
=========================================================================================
Shares Outstanding
Class A                 10,352,091             12,876,615             21,177,952
Class B                     90,538              2,656,995              2,302,800
Class C                     77,379              2,968,545              2,704,946
Class R                        757                553,775                460,026
Class Y                  2,058,821              3,144,680              4,741,305
Shares Issued in
 Reorganization
Class A                         --                     --             10,825,861
Class B                         --                     --              2,212,262
Class C                         --                     --              2,627,567
Class R                         --                     --                459,269
Class Y                         --                     --              2,682,484

----------------------------------------------------------------------------------
                                             Unrealized             Accumulated
                                             Appreciation On        Loss On
                                             Closing Date           Closing Date
----------------------------------------------------------------------------------
Pioneer Small Cap Value Fund                 $ (2,990,325)          $(185,381,897)

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period for Pioneer Growth Opportunities Fund, Pioneer Growth Opportunities Fund's pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment loss                                                 $ (2,904,210)
Net gain on investments                                             $186,349,060
Net increase in net assets resulting from operations                $183,444,850

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     43

9.   Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through February 22, 2010, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

44   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and Shareowners of Pioneer Growth Opportunities Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Growth Opportunities Fund, one of the series comprising Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities Fund of Pioneer Series Trust II at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst + Young LLP

Boston, Massachusetts
February 22, 2010

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     45

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as investment adviser to Pioneer Growth Opportunities Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

46   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2009, in the second quintile of its Morningstar category for the three year period ended June 30, 2009 and in the third quintile of its Morningstar category for the five and ten year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     47
that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services

48   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09
provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     49

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 61 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

50   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 2004.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

Interested Trustees
---------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships
Name and Age                Principal Occupation During Past Five Years                   Held by this Trustee
---------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Deputy Chairman and a director of Pioneer Global Asset        None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman and
                            a director of Pioneer Investment Management USA Inc.
                            ("PIM-USA"); Chairman and a director of Pioneer; Chairman
                            and Director of Pioneer Institutional Asset Management, Inc.
                            (since 2006); Director of Pioneer Alternative Investment
                            Management Limited (Dublin); President and a director of
                            Pioneer Alternative Investment Management (Bermuda) Lim-
                            ited and affiliated funds; Director of PIOGLOBAL Real Estate
                            Investment Fund (Russia) (until June 2006); Director of
                            Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                            (since 2004); Director of Fiduciary Counseling, Inc.; Presi-
                            dent and Director of Pioneer Funds Distributor, Inc. ("PFD")
                            (until May 2006); President of all of the Pioneer Funds; and
                            Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
---------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of Pioneer Investment Manage-     None
                            ment USA Inc. (since February 2007); Director and President of Pioneer Investment Management, Inc. and Pioneer Institu-
                            tional Asset Management, Inc. (since February 2007); Execu-
                            tive Vice President of all of the Pioneer Funds (since March
                            2007); Director of Pioneer Global Asset Management S.p.A.
                            (since April 2007); and Head of New Markets Division,
                            Pioneer Global Asset Management S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                 Pioneer Growth Opportunities Fund | Annual Report | 12/31/09
  51

Independent Trustees

--------------------------------------------------------------
                     Position Held    Length of Service and
Name and Age         with the Fund    Term of Office
--------------------------------------------------------------
David R. Bock (66)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 2004.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------

Independent Trustees
----------------------------------------------------------------------------------------------------------------------
                                                                                        Other Directorships Held
Name and Age          Principal Occupation During Past Five Years                       by this Trustee
----------------------------------------------------------------------------------------------------------------------
David R. Bock (66)   Managing Partner, Federal City Capital Advisors (corporate         Director of Enterprise Com-
                     advisory services company) (1997 to 2004 and 2008 to               munity Investment, Inc.
                     present); and Executive Vice President and Chief Financial         (privately held affordable
                     Officer, I-trax, Inc. (publicly traded health care services com-   housing finance company);
                     pany) (2004 - 2007)                                                and Director of Oxford Ana-
                                                                                        lytica, Inc. (privately held
                                                                                        research and consulting
                                                                                        company)
----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial        Director of Marriott Interna-
                     advisory firm)                                                     tional, Inc.; Director of Dis-
                                                                                        cover Financial Services
                                                                                        (credit card issuer and elec-
                                                                                        tronic payment services);
                                                                                        Director of Briggs & Stratton
                                                                                        Co. (engine manufacturer);
                                                                                        Director of UAL Corporation
                                                                                        (airline holding company);
                                                                                        Director of Mantech Interna-
                                                                                        tional Corporation (national
                                                                                        security, defense, and intel-
                                                                                        ligence technology firm);
                                                                                        and Member, Board of Gov-
                                                                                        ernors, Investment Com-
                                                                                        pany Institute
----------------------------------------------------------------------------------------------------------------------

52   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

--------------------------------------------------------------------
                            Position Held   Length of Service and
Name and Age                with the Fund   Term of Office
--------------------------------------------------------------------
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------
Stephen K. West (81)        Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                     by this Trustee
-------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   Professor, Harvard University
-------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice President and Corporate Secretary,       None
                            The Winthrop Group, Inc. (consulting firm); and Desautels
                            Faculty of Management, McGill University
-------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products   None
                            for securities lending industry) (2008 - present); Private investor (2004 - 2008); and Senior Executive Vice President,
                            The Bank of New York (financial and securities services)
                            (1986 - 2004)
-------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Com-     Director of New America
                            pany, Inc. (investment banking firm)                             High Income Fund, Inc.
                                                                                             (closed-end investment
                                                                                             company)
-------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm)               Director, The Swiss Helvetia
                                                                                             Fund, Inc. (closed-end
                                                                                             investment company)
-------------------------------------------------------------------------------------------------------------------------

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/09    53

Fund Officers

------------------------------------------------------------------------
                             Position Held         Length of Service and
Name and Age                 with the Fund         Term of Office
------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary             Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Christopher J. Kelley (45)   Assistant Secretary   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------

Fund Officers
-----------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                       by this Officer
-----------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President -- Legal of           None
                             Pioneer; Secretary/Clerk of most of PIM-USA's subsidiaries;
                             and Secretary of all of the Pioneer Funds since September
                             2003 (Assistant Secretary from November 2000 to Septem-
                             ber 2003)
-----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Associate General Counsel of Pioneer since January 2008           None
                             and Assistant Secretary of all of the Pioneer Funds since
                             September 2003; Vice President and Senior Counsel of
                             Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President -- Fund Accounting, Administration and Con-        None
                             trollership Services of Pioneer; Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of
                             the Pioneer Funds from March 2004 to February 2008; and
                             Treasurer and Senior Vice President, CDC IXIS Asset Manage-
                             ment Services, from 2002 to 2003
-----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President -- Fund Accounting, Administration       None
                             and Controllership Services of Pioneer; and Assistant Trea-
                             surer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager -- Fund Accounting, Administration        None
                             and Controllership Services of Pioneer; and Assistant Trea-
                             surer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------

54   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

-------------------------------------------------------------------------
                         Position Held              Length of Service and
Name and Age             with the Fund              Term of Office
-------------------------------------------------------------------------
David F. Johnson (30)    Assistant Treasurer        Since 2009. Serves at
                                                    the discretion of the
                                                    Board.
-------------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance Officer   Since 2007. Serves at
                                                    the discretion of the
                                                    Board.
-------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                        Other Directorships Held
Name and Age             Principal Occupation During Past Five Years                    by this Officer
----------------------------------------------------------------------------------------------------------------
David F. Johnson (30)    Fund Administration Manager -- Fund Accounting, Adminis-       None
                         tration and Controllership Services since November 2008;
                         Assistant Treasurer of all of the Pioneer Funds since January
                         2009; and Client Service Manager -- Institutional Investor
                         Services at State Street Bank from March 2003 to March
                         2007
----------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance Officer of Pioneer since December 2006        None
                         and of all the Pioneer Funds since January 2007; Vice Presi-
                         dent and Compliance Officer, MFS Investment Management
                         (August 2005 to December 2006); Consultant, Fidelity
                         Investments (February 2005 to July 2005); and Independent
                         Consultant (July 1997 to February 2005)
----------------------------------------------------------------------------------------------------------------

              Pioneer Growth Opportunities Fund | Annual Report | 12/31/09    55

                           This page for your notes.

56   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

                           This page for your notes.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     57

                           This page for your notes.

58   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

                           This page for your notes.

             Pioneer Growth Opportunities Fund | Annual Report | 12/31/09     59

                           This page for your notes.

60   Pioneer Growth Opportunities Fund | Annual Report | 12/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Tax Free
Money Market Fund
--------------------------------------------------------------------------------
Annual Report | December 31, 2009
--------------------------------------------------------------------------------



Ticker Symbols:
Class A   TTAXX
Class Y   PTYXX



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             7

Performance Update                                                            8

Comparing Ongoing Fund Expenses                                               9

Schedule of Investments                                                      11

Financial Statements                                                         15

Notes to Financial Statements                                                21

Report of Independent Registered Public Accounting Firm                      26

Approval of Investment Advisory Agreement                                    28

Trustees, Officers and Service Providers                                     32


             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     3

Portfolio Management Discussion | 12/31/09

In the following interview, portfolio manager Seth Roman outlines the investment environment for tax-free money market securities during Pioneer Tax Free Money Market Fund's most recent fiscal year ended December 31, 2009, the Fund's performance, his investment strategy, and his outlook going forward.

Q  How did the Fund perform during the 12 months ended December 31, 2009?

A For the 12-month period ended December 31, 2009, the Fund's Class A shares returned 0.01% at net asset value. Over the same period, the average return of the 104 funds in Lipper's Tax-Exempt Money Market category was 0.16%.

Q How would you describe the investing environment for tax-exempt money market funds during the 12 months ended December 31, 2009?

A During the first quarter of 2009, financial markets began to respond positively to a series of moves orchestrated by the U.S. Federal Reserve (the Fed) and the Treasury Department in reaction to the massive credit crunch, falling housing prices and the faltering U.S. economy. The actions included the lowering of the Federal funds rate to a target range between 0.00% and 0.25% for an extended period. The Fed also created a number of lending facilities designed to ease tightened credit in various areas of the market.

   As a result of Fed policy and heavy demand for money market instruments, the three-month London Interbank Offered Rate (LIBOR), a widely followed measure of taxable short-term rates, which had peaked at nearly 5% in October 2008 when lending between major financial institutions all but froze, gradually declined during 2009 as investor confidence was restored. At the close of the year, market watchers believed that the Fed, not wanting to impede economic momentum, would not be raising short-term interest rates any time soon. By December 31, 2009, the three-month LIBOR stood at 0.25%. Tax-free money market rates also fell sharply during the 12-month period, with the tax-free money market yield curve -- a graphical measure of short-term rates across maturities extending from one day to one year -- flattening to the point that, in many cases, very little additional yield could be obtained in return for extending maturity.

Q What has been the strategy for the Fund during the 12 months ended December 31, 2009?

A We continue to maintain broad diversification within the Fund's portfolio, both on a regional and national basis, with AAA credits in revenue issues. As

4     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09
   we pursue our nationally-focused diversification strategy, we strongly emphasize high-quality and safety of principal.

   In a difficult period for the tax-exempt money markets, we took an extremely cautious approach in managing the Fund's assets over the last 12 months, in particular avoiding issues tied to economically troubled state governments such as California, New York, New Jersey and Illinois. The Fund invested principally in high-quality, daily and weekly floating-rate securities. These floating-rate securities are extremely liquid, with yields that adjust daily or weekly based on market conditions. That provides us with strategic flexibility and the Fund with some measure of yield. From time to time, during the Fund's fiscal year, we took advantage of opportunities to purchase longer-term issues -- though only those of the highest quality -- in an attempt to pick up additional yield. The Fund also invested on a short-term basis in several major universities with large endowments and solid enrollment/financials.

Q  What is your outlook?

A The U.S. economy seems to be performing marginally better, but is still encountering significant headwinds. Though housing prices have stabilized, home foreclosures are mounting, and the continuing downturn in commercial real estate represents a problem for regional banks. On the plus side, layoffs have eased and manufacturing appears to be improving. However, the severe slump in consumer spending (representing 70% of the U.S. economy, and still nowhere near the levels of three years ago) constitutes a major roadblock for economic recovery. Until job growth accelerates or consumers spend more, the recovery will most likely be stalled. The hope is that manufacturing and exports will continue to improve, and thus provide a boost to state tax rolls.

   In the coming months, we will continue to look for opportunities to extend the Fund's maturity, though with extreme caution. Because budgets for several states and many municipalities are severely strained, we will continue to carefully examine credit quality. In addition, we will monitor market movements strictly, and seek to take advantage of any upward movement in short-term yields, while at the same time maintaining the highest-quality portfolio.

Please refer to the Schedule of Investments on pages 11-14 for a full listing of Fund securities.

The performance of each class of the Fund is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges but not Rule 12b-1 fees or other differences in expenses. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     5

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

6     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

Portfolio Summary | 12/31/09

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Medical                                                  24.94%
Higher Education                                         14.94%
Education                                                11.78%
General                                                  11.67%
Water                                                     8.73%
Government                                                7.47%
Utilities                                                 5.70%
Development                                               4.54%
Diversified                                               3.43%
School District                                           2.72%
Facilities                                                2.38%
Transportation                                            1.70%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.    Purdue University Revenues, Floating Rate Note, 7/1/27                                        4.88%
 2.    Boston Massachusetts Water & Sewer Communities Revenue, Floating Rate Note, 11/1/24           4.77
 3.    Southeast Alabama Gas District, Floating Rate Note, 8/1/27                                    4.71
 4.    Wake County North Carolina, Floating Rate Note, 4/1/21                                        4.65
 5.    Loudoun County Virginia Industrial Development Authority, Floating Rate Note, 2/15/38         4.54
 6.    Texas Water Development Board, Floating Rate Note, 7/15/19                                    3.73
 7.    State of Texas, 2.5%, 8/31/10                                                                 3.45
 8.    Illinois Financial Authority Revenue, Floating Rate Note, 9/1/41                              3.40
 9.    Weber County Utah Hospital Revenue, Floating Rate Note, 2/15/31                               3.40
10.    Syracuse Industrial, 0.15%, 12/1/35                                                           2.95

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any securities listed.

             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     7

Performance Update | 12/31/09

Share Prices
--------------------------------------------------------------------------------

Net Asset Value Per Share       12/31/09      12/31/08
Class A shares                  $ 1.00        $ 1.00
Class Y shares                  $ 1.00        $ 1.00

Distributions Per Share
--------------------------------------------------------------------------------

                        Income        Short-Term       Long-Term
(1/1/09 - 12/31/09)    Dividends     Capital Gains    Capital Gains
Class A shares         $ 0.0001      $    -           $    -
Class Y shares         $ 0.0002      $    -           $    -

Yields**
--------------------------------------------------------------------------------

Per Share               7-Day Annualized       7-Day Effective*
Class A shares              0.01%                  0.01%
Class Y shares              0.01%                  0.01%

Expense Ratio
--------------------------------------------------------------------------------
(Per Prospectus dated May 1, 2009)

                            Gross                   Net
Class A shares              0.77%                  0.77%
Class Y shares              0.60%                  0.60%

*  Assumes daily compounding of dividends.

** Please contact Pioneer to obtain the Fund's current yield.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Pioneer Tax Free Money Market was created through the reorganization of the predecessor Safeco Tax Free Money Market Fund on December 10, 2004. The performance of each class of the Fund is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). If all the expenses of the Fund were reflected, the performance would be lower.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

8     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on actual returns from July 1, 2009 through December 31, 2009.

Share Class                            A                      Y
--------------------------------------------------------------------------------
Beginning Account                 $1,000.00               $1,000.00
Value on 7/1/09
--------------------------------------------------------------------------------
Ending Account                    $1,000.00               $1,000.00
Value on 12/31/09
--------------------------------------------------------------------------------
Expenses Paid                     $    2.07               $    2.02
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.41% and 0.40%, for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     9

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2009 through December 31, 2009.

Share Class                         A                       Y
--------------------------------------------------------------------------------
Beginning Account               $1,000.00               $1,000.00
Value on 7/1/09
--------------------------------------------------------------------------------
Ending Account                  $1,023.14               $1,023.19
Value on 12/31/09
--------------------------------------------------------------------------------
Expenses Paid                   $    2.09               $    2.04
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.41% and 0.40%, for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

Schedule of Investments | 12/31/09

----------------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                   Value
----------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 88.4%
                                           Government - 7.4%
$ 4,100,000    0.37             AAA/Aaa    Wake County North Carolina, Floating Rate
                                           Note, 4/1/21                                     $ 4,100,000
  2,485,000    0.25              AA+/NR    Washington State Putters-Series, Floating
                                           Rate Note, 7/1/13                                  2,485,000
                                                                                            -----------
                                                                                            $ 6,585,000
----------------------------------------------------------------------------------------------------------
                                           Municipal Development - 4.5%
    500,000    0.20              AA/Aa1    Jackson County Mississippi, Floating Rate
                                           Note, 6/1/23                                     $   500,000
  1,500,000    0.23              AA/Aa1    Port Arthur Texas Naval District, Floating Rate
                                           Note, 10/1/24                                      1,500,000
  1,300,000    0.18              AA/Aa1    Valdez Alaska Marine Revenue, Floating Rate
                                           Note, 6/1/37                                       1,300,000
    700,000    0.18             AA+/Aa1    Valdez Alaska Marine Terminal, Floating Rate
                                           Note, 7/1/37                                         700,000
                                                                                            -----------
                                                                                            $ 4,000,000
----------------------------------------------------------------------------------------------------------
                                           Municipal Education - 3.9%
  3,000,000    0.35              AA-/NA    Illinois Financial Authority Revenue, Floating
                                           Rate Note, 9/1/41                                $ 3,000,000
    430,000    0.33             AAA/Aaa    New Hampshire Health & Education, Floating
                                           Rate Note, 1/1/28                                    430,000
                                                                                            -----------
                                                                                            $ 3,430,000
----------------------------------------------------------------------------------------------------------
                                           Municipal Facilities - 2.4%
  2,100,000    0.27               A+/NR    Richland Washington Golf Enterprise Revenue,
                                           Floating Rate Note, 12/1/21                      $ 2,100,000
----------------------------------------------------------------------------------------------------------
                                           Municipal General - 11.6%
  1,500,000                   SP-1/MIG1    City of Houston Texas, 2.5%, 6/30/10             $ 1,515,208
  2,000,000                    AAA/MIG1    Colorado State General Fund Revenue,
                                           2.0%, 6/25/10                                      2,014,620
  1,500,000                      NR/Aa1    Colorado Educational & Cultural Facilities
                                           Authority, 0.4%, 2/1/39                            1,500,000
  1,000,000                       NR/NR    County of Harris Texas, 1.5%, 2/25/10              1,001,634
    880,000                     AAA/Aaa    County of Loudoun Virginia, 5.0%, 5/1/10             892,828
  3,000,000                    AA+/MIG1    State of Texas, 2.5%, 8/31/10                      3,039,671
    315,000                     AAA/Aaa    Washington Suburban Sanitation,
                                           5.25%, 6/1/10                                        321,274
                                                                                            -----------
                                                                                            $10,285,235
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     11

-------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                       Municipal Higher Education - 14.9%
$ 445,000    0.18            NR/Aa2    Charlottesville Virginia Industrial Development,
                                       Floating Rate Note, 12/1/37                       $   445,000
  250,000    0.35            NR/Aa2    Charlottesville Virginia Industrial Development,
                                       Floating Rate Note, 12/1/37                           250,000
1,500,000    0.22           AAA/Aaa    Connecticut State Health, Floating Rate Note,
                                       7/1/36                                              1,500,000
  495,000    4.40             AA/NR    Kent County Student, Floating Rate Note,
                                       7/1/36                                                495,000
4,300,000    0.22            AA/Aa1    Purdue University Revenues, Floating Rate
                                       Note, 7/1/27                                        4,301,748
2,600,000                   AAA/Aaa    Syracuse Industrial, 0.15%, 12/1/35                 2,600,000
  760,000    0.26            AA/Aa2    University of Minnesota, Floating Rate Note,
                                       12/1/36                                               760,000
  200,000    0.21           AA+/Aa1    Virginia College Building Authority, Floating
                                       Rate Note, 2/1/26                                     200,000
  615,000                    NR/Aa1    Virginia College Building Authority, 0.8%,
                                       3/1/39                                                615,000
2,000,000    0.20           AAA/Aaa    Wisconsin State Health & Educational Facility,
                                       Floating Rate Note, 12/1/33                         2,000,000
                                                                                         -----------
                                                                                         $13,166,748
-------------------------------------------------------------------------------------------------------
                                       Municipal Medical - 24.9%
2,285,000    0.23           AA-/Aa1    Elmhurst Illinois, Floating Rate Note, 7/1/18     $ 2,285,000
2,250,000    0.20            AA/Aaa    Harris County Texas Health, Floating Rate
                                       Note, 12/01/41                                      2,250,000
1,400,000    0.20            AA/Aaa    Harris County Texas Health, Floating Rate
                                       Note, 12/01/41                                      1,400,000
  100,000    0.15           AAA/Aaa    Loudoun County Virginia Industrial Development
                                       Authority, Floating Rate Note, 10/1/39                100,000
4,000,000    0.20           AAA/Aaa    Loudoun County Virginia Industrial Development
                                       Authority, Floating Rate Note, 2/15/38              4,000,000
2,415,000    0.33           AA+/Aa3    Maryland State Health & Higher Education,
                                       Floating Rate Note, 7/1/34                          2,415,000
  800,000    0.17            AA/Aa1    Minneapolis & St Paul, Floating Rate Note,
                                       11/15/34                                              800,000
  500,000    0.20            NR/Aa1    Minneapolis & St Paul Housing &
                                       Redevelopment Authority, 0.2%, 11/15/35               500,000
1,300,000    0.32           AAA/Aa1    New Hampshire Health & Education, Floating
                                       Rate Note, 10/1/23                                  1,300,000
  250,000    0.32            NR/Aa2    North Carolina Medical Care Communities,
                                       Floating Rate Note, 6/1/15                            250,000
1,200,000    0.35            NR/Aa1    Nueces County Texas Health Facilities
                                       Development Revenue, Floating Rate Note,
                                       7/1/15                                              1,200,000

The accompanying notes are an integral part of these financial statements.

12     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

-------------------------------------------------------------------------------------------------------
             Floating       S&P/Moody's
Principal    Rate (b)       Ratings
Amount       (unaudited)    (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                        Municipal Medical - (continued)
$ 200,000    0.20             AA-/NR    Oregon State Facilities Authority Revenue,
                                        Floating Rate Note, 8/1/34                          $   200,000
1,085,000    0.20             AA-/NR    Oregon State Facilities Authority Revenue,
                                        Floating Rate Note, 8/1/34                            1,085,000
1,195,000    0.18            AAA/Aaa    University Hospitals & Clinics Authority, Floating
                                        Rate Note, 4/1/32                                     1,195,000
3,000,000    0.23            AA+/Aa1    Weber County Utah Hospital Revenue, Floating
                                        Rate Note, 2/15/31                                    3,000,000
                                                                                            -----------
                                                                                            $21,980,000
---------------------------------------------------------------------------------------------------------
                                        Municipal School District - 2.7%
2,400,000                    NR/MIG1    Weston Massachusetts, 1.5%, 2/5/10                  $ 2,401,987
---------------------------------------------------------------------------------------------------------
                                        Municipal Transportation - 1.7%
1,500,000    0.25             AA/P-1    JP Morgan Chase Putt, 1.07%, 4/15/10                $ 1,500,000
---------------------------------------------------------------------------------------------------------
                                        Municipal Utilities - 5.7%
  870,000    0.20             AA/Aa2    Gainsville Florida Utilities, Floating Rate
                                        Note, 10/1/38                                       $   870,000
4,150,000    0.20             NR/Aa2    Southeast Alabama Gas District, Floating Rate
                                        Note, 8/1/27                                          4,150,000
                                                                                            -----------
                                                                                            $ 5,020,000
---------------------------------------------------------------------------------------------------------
                                        Municipal Water - 8.7%
4,200,000    0.30            AA-/Aa2    Boston Massachusetts Water & Sewer
                                        Communities Revenue, Floating Rate Note,
                                        11/1/24                                             $ 4,200,000
  200,000    0.28            AAA/Aaa    Columbia South Carolina Water, Floating Rate
                                        Note, 2/1/38                                            200,000
3,291,000    0.22            AAA/Aaa    Texas Water Development Board, Floating Rate
                                        Note, 7/15/19                                         3,291,000
                                                                                            -----------
                                                                                            $ 7,691,000
---------------------------------------------------------------------------------------------------------
                                        TOTAL MUNICIPAL BONDS
                                        (Cost $78,159,970)                                  $78,159,970
---------------------------------------------------------------------------------------------------------
                                        TEMPORARY CASH INVESTMENTS - 11.3%
                                        COMMERCIAL PAPER - 11.3%
1,000,000                    A-1+/NR    City of Jacksonville, 0.36%, 4/1/10                 $ 1,000,000
1,000,000                    A-1+/NR    City of Jacksonville, 0.36%, 4/1/10                   1,000,000
  630,000                   A-1+/P-1    Ohio State University, 0.19%, 1/6/10                    630,000
1,000,000                   A-1+/P-1    Texas Public Finance, 0.3%, 3/12/10                   1,000,000
  840,000                   A-1+/P-1    University of Minnesota, 0.25%, 1/4/10                  840,000
1,985,000                   A-1+/P-1    University of Texas, 0.3%, 3/11/10                    1,985,000
  495,000                   A-1+/P-1    University of Texas, 0.22%, 1/7/10                      495,000
2,000,000                   A-1+/P-1    Vanderbilt University, 0.25%, 3/1/10                  2,000,000
1,000,000                   A-1+/P-1    Vanderbilt University, 0.26%, 3/2/10                  1,000,000
                                                                                            -----------
                                                                                            $ 9,950,000
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     13

---------------------------------------------------------------------------------------------------
             Floating     S&P/Moody's
Principal    Rate (b)     Ratings
Amount      (unaudited)   (unaudited)                                                 Value
---------------------------------------------------------------------------------------------------
                                      TAX EXEMPT MONEY MARKET MUTUAL FUND - 0.0%
$ 25,000                              BlackRock Liquidity Funds Temp Cash Portfolio   $    25,000
---------------------------------------------------------------------------------------------------
                                      TOTAL TAX EXEMPT MONEY MARKET
                                      MUTUAL FUND                                     $    25,000
---------------------------------------------------------------------------------------------------
                                      TOTAL TEMPORARY CASH INVESTMENTS
                                      (Cost $9,975,000)                               $ 9,975,000
---------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT IN SECURITIES - 99.7%
                                      (Cost $88,134,970) (a)                          $88,134,970
---------------------------------------------------------------------------------------------------
                                      OTHER ASSETS AND LIABILITIES - 0.3%             $   238,709
---------------------------------------------------------------------------------------------------
                                      TOTAL NET ASSETS - 100.0%                       $88,373,679
===================================================================================================

NR    Not Rated by either S&P or Moody's.

(a) At December 31, 2009, cost for federal income tax purposes was $88,134,970.

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -   quoted prices in active markets for identical securities
  Level 2 -   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -   significant unobservable inputs (including the Fund's own
              assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets:

                             Level 1    Level 2        Level 3    Total
Municipal bonds             $    --    $78,159,970       $--     $78,159,970
Commercial paper                 --      9,950,000        --       9,950,000
Money market mutual fund     25,000             --        --          25,000
-------------------------------------------------------------------------------
Total                       $25,000    $88,109,970       $--     $88,134,970
===============================================================================

The accompanying notes are an integral part of these financial statements.

14     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

Statement of Assets and Liabilities | 12/31/09

ASSETS:
  Investment in securities (cost $88,134,970)             $88,134,970
  Cash                                                        114,480
  Receivables --
   Fund shares sold                                             3,684
   Dividends, interest                                        152,646
   Due from Pioneer Investment Management, Inc.                39,934
  Other                                                        36,887
----------------------------------------------------------------------
     Total assets                                         $88,482,601
----------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                $     4,674
   Dividends                                                   21,282
  Due to affiliates                                             9,924
  Auditing                                                     29,625
  Custodian                                                    13,671
  Printing                                                      7,014
  Insurance                                                    10,494
  Legal                                                         7,505
  Accrued expenses                                              4,733
----------------------------------------------------------------------
     Total liabilities                                    $   108,922
----------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                         $88,409,101
  Distributions in excess of net investment income            (13,670)
  Accumulated net realized loss on investments                (21,752)
----------------------------------------------------------------------
     Total net assets                                     $88,373,679
======================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $44,138,143/44,138,780 shares)        $      1.00
  Class Y (based on $44,235,536/44,233,530 shares)        $      1.00
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     15

Statement of Operations

For the Year Ended 12/31/2009

INVESTMENT INCOME:
  Interest                                                  $501,077
--------------------------------------------------------------------------------------
     Total investment income                                               $  501,077
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $456,972
  Transfer agent fees and expenses
   Class A                                                    14,974
   Class Y                                                     1,700
  Distribution fees
   Class A                                                    78,332
  Shareholder communications expense                           7,984
  Administrative reimbursements                               41,807
  Registration fees                                           48,388
  Professional fees                                           57,590
  Printing expense                                            30,682
  Fees and expenses of nonaffiliated trustees                  7,160
  Miscellaneous                                               57,864
--------------------------------------------------------------------------------------
     Total expenses                                                        $  803,453
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                           (343,723)
--------------------------------------------------------------------------------------
     Net expenses                                                          $  459,730
--------------------------------------------------------------------------------------
       Net investment income                                               $   41,347
--------------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                         $    5,212
--------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $   46,559
======================================================================================

The accompanying notes are an integral part of these financial statements.

16     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

Statements of Changes in Net Assets

For the Years Ended 12/31/2009 and 12/31/2008, respectively

---------------------------------------------------------------------------------------------
                                                              Year Ended         Year Ended
                                                             12/31/2009         12/31/2008
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $     41,347       $  2,914,096
Net realized gain (loss) on investments                             5,212               (730)
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations      $     46,559       $  2,913,366
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.0001 and $0.0157 per share, respectively)     $     (7,169)      $ (1,143,102)
   Class Y ($0.0002 and $0.0174 per share, respectively)          (17,763)        (1,789,000)
---------------------------------------------------------------------------------------------
     Total distributions to shareowners                      $    (24,932)      $ (2,932,102)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $157,719,458       $374,175,942
Reinvestment of distributions                                       7,171            749,252
Cost of shares repurchased                                   (243,527,086)      (387,714,720)
---------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
     Fund share transactions                                 $(85,800,457)      $(12,789,526)
---------------------------------------------------------------------------------------------
   Net decrease in net assets                                $(85,778,830)      $(12,808,262)
NET ASSETS:
Beginning of year                                             174,152,509        186,960,771
---------------------------------------------------------------------------------------------
End of year                                                  $ 88,373,679       $174,152,509
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $    (13,670)      $    (30,085)
=============================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     17

------------------------------------------------------------------------------------------------------
                                 '09 Shares        '09 Amount        '08 Shares        '08 Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                          90,223,403    $   90,223,402       220,983,959    $  220,983,959
Reinvestment of distributions             7,169             7,169           749,193           749,193
Less shares repurchased            (116,430,862)     (116,430,862)     (222,958,098)     (222,958,098)
------------------------------------------------------------------------------------------------------
   Net decrease                     (26,200,290)   $  (26,200,291)       (1,224,946)   $   (1,224,946)
======================================================================================================
Class Y
Shares sold                          67,496,056    $   67,496,056       153,191,983    $  153,191,983
Reinvestment of distributions                 2                 2                59                59
Less shares repurchased            (127,096,224)     (127,096,224)     (164,756,622)     (164,756,622)
------------------------------------------------------------------------------------------------------
   Net decrease                     (59,600,166)   $  (59,600,166)      (11,564,580)   $  (11,564,580)
======================================================================================================

The accompanying notes are an integral part of these financial statements.

18     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                              Year         Year         Year         Year         Year
                                                              Ended        Ended        Ended        Ended        Ended
                                                              12/31/09     12/31/08     12/31/07     12/31/06     12/31/05
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000     $ 1.0000
---------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                        $ 0.0001     $ 0.0157     $(0.0299)    $ 0.0270     $ 0.0126
Distributions to shareowners:
 Net investment income                                         (0.0001)     (0.0157)      0.0299      (0.0270)     (0.0126)
 Net realized and unrealized gain (loss) on investments             --           --       0.0003           --           --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 1.0000     $ 1.0000     $ 1.0003     $ 1.0000     $ 1.0000
===========================================================================================================================
Total return*                                                     0.01%        1.58%        3.03%        2.76%        1.28%
Ratio of net expenses to average net assets+                      0.41%        0.72%        0.65%        0.75%        0.78%
Ratio of net investment income to average net assets+             0.02%        1.56%        2.96%        2.82%        1.75%
Net assets, end of period (in thousands)                      $ 44,138       70,331     $ 71,568     $ 72,854     $ 31,232
Ratios with no waiver of fees and assumptions of expense
 by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                     0.80%        0.72%        0.65%        0.75%        0.81%
 Net investment loss                                             (0.37)%       1.56%        2.96%        2.82%        1.72%
Ratios with waiver of fees and assumptions of expense
 by the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                     0.41%        0.72%        0.64%        0.75%        0.78%
 Net investment income                                            0.02%        1.56%        2.96%        2.82%        1.75%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09    19

-----------------------------------------------------------------------------------------------------------------------------
                                                            Year          Year         Year          Year         9/23/05 (a)
                                                            Ended         Ended        Ended         Ended        to
                                                            12/31/09      12/31/08     12/31/07      12/31/06     12/31/05
-----------------------------------------------------------------------------------------------------------------------------
Class Y (a)
Net asset value, beginning of period                        $ 1.0000      $ 1.0000     $ 1.0000      $ 1.0000     $ 1.0000
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                      $ 0.0002      $ 0.0174     $ 0.0320      $ 0.0284     $ 0.0054
Distributions to shareowners:
 Net investment income                                       (0.0002)      (0.0174)     (0.0320)      (0.0284)     (0.0054)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 1.0000      $ 1.0000     $ 1.0000      $ 1.0000     $ 1.0000
=============================================================================================================================
Total return*                                                   0.02%         1.75%        3.19%         2.99%        0.54%
Ratio of net expenses to average net assets+                    0.40%         0.55%        0.44%         0.57%        0.56%**
Ratio of net investment income to average net assets+           0.05%         1.75%        3.16%         2.99%        1.96%**
Net assets, end of period (in thousands)                    $ 44,236      $103,821     $115,393      $121,046     $ 91,177
Ratios with no waiver of fees and assumptions of expense
 by the Adviser and no reductions for fees paid
 indirectly:
 Net expenses                                                   0.62%         0.55%        0.44%         0.57%        0.56%**
 Net investment loss                                           (0.17)%        1.75%        3.16%         2.99%        1.96%**
Ratios with waiver of fees and assumptions of expense by
 the Adviser and no reductions for fees paid indirectly:
 Net expenses                                                   0.40%         0.55%        0.44%         0.57%        0.56%**
 Net investment income                                          0.05%         1.75%        3.16%         2.99%        1.96%**
=============================================================================================================================

(a)  Class Y shares were first publicly offered on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

20    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

Notes to Financial Statements | 12/31/09

1.   Organization and Significant Accounting Policies

Pioneer Tax Free Money Market Fund (the Fund) is one of seven series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income, exempt from federal income tax, as is consistent with the preservation of capital.

The Fund offers two classes of shares -- Class A and Class Y shares. Class Y shares were first publicly offered on September 23, 2005. Shares of each class represent an interest in the same portfolio of investments of the Fund and have identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investments income and, therefore, the payment of different dividends by each class. The Amended and restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to these documents when considering the Fund's principal risks. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     21

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Mutual funds are valued at net asset value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     At December 31, 2009, the Fund had a net capital loss carryforward of $21,752, of which the following amounts will expire between 2010 and 2016 if not utilized: $9,469 in 2010, $56 in 2011, $6,547 in 2012, $4,950 in
     2014, and $730 in 2016.

     The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

--------------------------------------------------------------------------------
                                                           2009       2008
Distributions paid from:
Ordinary income                                            $    --    $  228,871
Tax exempt income                                           24,932     2,703,231
--------------------------------------------------------------------------------
   Total                                                   $24,932    $2,932,102
================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2009:

--------------------------------------------------------------------------------
                                                                            2009
--------------------------------------------------------------------------------
Distributable earnings:
Capital loss carryforward                                             $ (21,752)
Dividend payable                                                        (13,670)
--------------------------------------------------------------------------------
   Total                                                              $ (35,422)
================================================================================

22     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A and Class Y shares can reflect different transfer agent and distribution expense rates.

2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly-owned indirect subsidy of UniCredit, S.p.A. (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the year ended December 31, 2009, the effective (excluding waivers and/or reimbursement of expenses) management fee was equivalent to a rate of 0.40% of average daily net assets.

PIM may limit the Fund's expenses or waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by PIM at any time without notice.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     23

Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $1,303 in management fees, administrative cost and certain other reimbursements payable to PIM at December 31, 2009.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2009, such out of pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
Class A                                                                   $5,611
Class Y                                                                   $2,373
--------------------------------------------------------------------------------
   Total:                                                                 $7,984
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,435 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2009.

4.   Distribution Plan

The Fund has adopted a Distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, with respect to its Class A shares. Class Y shares do not have a distribution plan. Pursuant to the Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), 0.15% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Included in "Due to Affiliates" is $186 in distribution fees payable to PFD at December 31, 2009.

5.   Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. There were no such offsets for the year ended December 31, 2009.

6.   Money Market Temporary Guarantee Program Fees

The Fund was enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program") from September 19, 2008 through September 18, 2009, as extended. The Program provided a guarantee to participating money market fund shareholders based on the number

24     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09
of shares invested in the Fund at the close of business on September 19, 2008. The guarantee expired unutilized by the Fund.

The Fund paid fees in the combined amount of 0.025% of the Fund's net asset value as of the close of business on September 19, 2008 to participate in the Program through April 30, 2009. To further participate in the extended period of the Program through September 18, 2009, the Fund paid to the U.S. Treasury Department fees in the amount of 0.015% of the Fund's net asset value as of the close of business on September 19, 2008. The expenses to participate in the Program and the extended period of the Program were borne by the Fund without regard to any expense limitation that was in effect for the Fund at that time and are reflected in the statement of operations.

7.   Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through February 22, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and Shareowners of
Pioneer Tax Free Money Market Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Tax Free Money Market Fund, one of the series comprising the Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax Free Money Market Fund of Pioneer Series Trust II at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst + Young LLP

Boston, Massachusetts
February 22, 2010

26     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short-term gains were 100.00% and 0.0%, respectively.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     27

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Tax Free Money Market Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

28     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Lipper, Inc. (Lipper), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Lipper category for the one year period ended June 30, 2009 and in the third quintile of its Lipper category for the three year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's recent underperformance with PIM and were satisfied with the information presented by PIM with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Lipper and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Lipper peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     29
accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

30     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     31

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 61 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

32     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 2004.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

Interested Trustees
------------------------------------------------------------------------------------------------------------------
                                                                                              Other Directorships
Name and Age                Principal Occupation During Past Five Years                       Held by this Trustee
------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Deputy Chairman and a director of Pioneer Global Asset Manage-    None
                            ment S.p.A. ("PGAM"); Non-Executive Chairman and a director of
                            Pioneer Investment Management USA Inc. ("PIM-USA"); Chair-
                            man and a director of Pioneer; Chairman and Director of Pioneer
                            Institutional Asset Management, Inc. (since 2006); Director of
                            Pioneer Alternative Investment Management Limited (Dublin);
                            President and a director of Pioneer Alternative Investment Man-
                            agement (Bermuda) Limited and affiliated funds; Director of
                            PIOGLOBAL Real Estate Investment Fund (Russia) (until June
                            2006); Director of Nano-C, Inc. (since 2003); Director of Cole
                            Management Inc. (since 2004); Director of Fiduciary Counseling,
                            Inc.; President and Director of Pioneer Funds Distributor, Inc.
                            ("PFD") (until May 2006); President of all of the Pioneer Funds;
                            and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of Pioneer Investment Management      None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); and Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09    33

Independent Trustees

--------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
--------------------------------------------------------------
David R. Bock (66)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 2004.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------

Independent Trustees
-----------------------------------------------------------------------------------------------------------------------
                                                                                         Other Directorships
Name and Age         Principal Occupation During Past Five Years                         Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------
David R. Bock (66)   Managing Partner, Federal City Capital Advisors (corporate advi-    Director of Enterprise Com-
                     sory services company) (1997 to 2004 and 2008 to present);          munity Investment, Inc.
                     and Executive Vice President and Chief Financial Officer, I-trax,   (privately held affordable
                     Inc. (publicly traded health care services company) (2004 -         housing finance company);
                     2007)                                                               and Director of Oxford Ana-
                                                                                         lytica, Inc. (privately held
                                                                                         research and consulting
                                                                                         company)
-----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial advi-   Director of Marriott Interna-
                     sory firm)                                                          tional, Inc.; Director of Dis-
                                                                                         cover Financial Services
                                                                                         (credit card issuer and elec-
                                                                                         tronic payment services);
                                                                                         Director of Briggs & Stratton
                                                                                         Co. (engine manufacturer);
                                                                                         Director of UAL Corporation
                                                                                         (airline holding company);
                                                                                         Director of Mantech Interna-
                                                                                         tional Corporation (national
                                                                                         security, defense, and intel-
                                                                                         ligence technology firm);
                                                                                         and Member, Board of Gov-
                                                                                         ernors, Investment Com-
                                                                                         pany Institute
-----------------------------------------------------------------------------------------------------------------------

34    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

---------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
---------------------------------------------------------------------
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
---------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
---------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
---------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
---------------------------------------------------------------------
Stephen K. West (81)        Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
---------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (65)   Professor, Harvard University
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
-----------------------------------------------------------------------------------------------------------------------------

             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09    35

Fund Officers

-------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
-------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary             Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Christopher J. Kelley (45)   Assistant Secretary   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
David F. Johnson (30)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------

Fund Officers
----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President- Legal of Pioneer;      None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services,
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Fund Administration Manager - Fund Accounting, Administration       None
                             and Controllership Services since November 2008; Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; and
                             Client Service Manager - Institutional Investor Services at State
                             Street Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------

36    Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

--------------------------------------------------------------------------
                         Position Held              Length of Service
Name and Age             with the Fund              and Term of Office
--------------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance Officer   Since 2007. Serves at
                                                    the discretion of the
                                                    Board.
--------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships
Name and Age             Principal Occupation During Past Five Years                      Held by this Officer
---------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance Officer of Pioneer since December 2006 and of   None
                         all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); and Independent Consultant (July 1997 to
                         February 2005)
---------------------------------------------------------------------------------------------------------------

             Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09    37

                           This page for your notes.

38     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

                           This page for your notes.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     39

                           This page for your notes.

40     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

                           This page for your notes.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     41

                           This page for your notes.

42     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

                           This page for your notes.

            Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09     43

                           This page for your notes.

44     Pioneer Tax Free Money Market Fund | Annual Report | 12/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's seven series, including fees associated with the initial and routine filings of its Form N-1A, totaled approximately $231,800 in 2009 and $229,700 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Trust during the fiscal years ended December 31, 2009 and 2008.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $58,030 in 2009 and $58,030 in 2008.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2009 and 2008, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $58,030 in 2009 and $58,030 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date March 1, 2010

* Print the name and title of each signing officer under his or her signature.